UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08348

LORD ASSET MANAGEMENT TRUST

(Exact name of Registrant as specified in charter)

440 South LaSalle Street

Chicago, Illinois 60605-1028

(Address of principal executive offices) (Zip code)

Patrick W.D. Turley Dechert LLP 1775 I Street, N.W. Washington, D.C. 20006	Thomas S. White Thomas White International, Ltd. 440 South LaSalle Street Chicago, Illinois 60605-1028

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 663-8300

Date of fiscal year end: 10/31

Date of reporting period: 11/01/11-4/30/12

Explanatory Note:

The Registrant is filing this amendment to its Form N-CSRS for the period ended April 30, 2012 in order to correct typographical errors that appeared in the semi-annual report to shareholders included in the Registrant’s Form N-CSRS, which was originally filed with the Securities and Exchange Commission on July 9, 2012 (Accession Number: 0001193125-12-297271), as amended on July 25, 2012 (Accession Number: 0001193125-12-314255).

The Registrant’s revised semi-annual report to shareholders for the period ended April 30, 2012 is included in Item 1 below. Other than the revisions to the typographical errors, this Form N-CSRS/A does not reflect events occurring after the filing of the N-CSRS on July 9, 2012 and N-CSRS/A on July 25, 2012 or modify or update disclosures therein in any way.

ITEM 1.	REPORT TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

APRIL 30, 2012

THE INTERNATIONAL FUND

THE EMERGING MARKETS FUND

THE AMERICAN OPPORTUNITIES FUND

Thomas White International Fund Best International Multi-Cap Core Fund 10-Years ended 11/30/2011 Among 26 funds for risk adjusted performance

Visit our websites, and travel country to country as we chronicle the world’s transformation into an exciting global marketplace.

www.thomaswhite.com

Experience the enhanced features of our Thomas White Global Investing website, and explore the panorama of trends, economic indicators and policy changes shaping our ever-changing global marketplace.

www.thomaswhitefunds.com

Please visit the Thomas White Funds website, designed to provide you with easy access to important information on our three fund offerings including performance, rankings and commentaries.

www.thomaswhite.com/for-financial-professionals/

The Thomas White Financial Professional website serves the financial advisor community with exclusive insights, such as emerging market white papers, and in-depth product information on all of our strategies.

A Lipper Fund Award is awarded to one fund in each Lipper classification for achieving the strongest trend of consistent risk-adjusted performance against its classification peers over a three, five or ten-year period. Although Lipper makes reasonable efforts to ensure the accuracy and reliability of the data contained herein, the accuracy is not guaranteed by Lipper. Users acknowledge that they have not relied upon any warranty, condition, guarantee, or representation made by Lipper. Any use of the data for analyzing, managing, or trading financial instruments is at the user’s own risk. This is not an offer to buy or sell securities. Lipper Analytical Services, Inc. is an independent mutual fund research and rating service.

THOMAS S. WHITE, JR.

The Funds’ Chairman and Portfolio Manager

ThomasWhite is the Funds’ Chairman of the Board of Trustees and Portfolio Manager. He has 46 years of investment experience, dating back to 1966 when he began his career at Goldman Sachs. Tom’s interests have always been global. As a boy he grew up around the world, living and traveling throughout Europe, North America and the Far East before graduating from Duke University with an economics degree in 1965. Over his forty-six years as an investment manager, he has been with Lehman Brothers, Blyth Eastman Dillon and Morgan Stanley, where he spent 14 years as a Managing Director. While at Morgan Stanley, Tom served as Chief Investment Officer for the firm’s U.S. value-style equity group.

Thomas White International, Ltd. was founded in 1992. It was initially named Lord Asset Management until 1997. Mr. White directs the management of portfolios in Europe, Africa, North America, Latin America, Japan and Asia. He is the senior professional in a team of seasoned security analysts who have been with the firm for many years. The firm’s research division produces monthly publications and weekly research reports covering 2,000 companies in 45 countries. This research is purchased by major asset management firms and broker-dealers worldwide.

www.thomaswhitefunds.com

Message to Shareholders

June 26, 2012

Dear Shareholders and Friends,

Speaking on behalf of all our professionals, I want to welcome the growing number of individuals, registered investment advisors (RIAs) and investment bank clients who have entrusted us to manage a portion of their assets. Given the popularity of the Thomas White International Fund, together with the newly minted Thomas White Emerging Markets Fund, as well as our expanding number of RIA partners, we have again increased our professional staff. Last year, Stathy White, President of the Thomas White Funds, became the manager of our Retail Products Group. At the same time, Gabriel McNerney, who joined the firm in early 2011, became Head of Client Relations in the Group. They look forward to visiting many of you at your firms and at the industry’s various events this coming year.

We have just added three more security analysts in Asia since the count of investable companies there continues to expand. Our Chicago and Bangalore research professionals currently search for undervalued stocks in 24 developed markets and 21 emerging market countries.

Our Guess at the Most Likely Future Market Scenario

Given politicians do not currently have sufficient political capital to raise taxes and cut spending, most central banks around the world have been printing more money in an attempt to stimulate their economies. Unfortunately, businessmen and consumers have lost their confidence, and despite having the money, companies are afraid to spend it. Knowing that major sovereign bond defaults and bank failures in Southern Europe would further discourage business managers, the financial agencies and central banks of Europe have just provided major financial support to Spain and its banks. Many investors continue to reduce their equity exposure in this disheartening environment, keeping the proceeds in cash or low yielding “safe” bonds. This selling has caused the prices of quality stocks to drop further, thus making them even more attractive, in our opinion.

We believe that additional quantitative easing by the world’s central banks will ultimately succeed in persuading the private sector to start expanding their businesses again. The resultant economic recovery will likely send the equity markets higher. This should rekindle inflation and lift interest rates. This scenario would benefit equity investors and hurt bond investors. The same people selling today are likely to eventually return to equities when markets rise, but, given human nature, most may have to buy at higher levels, leaving them worse off than others who kept their equity positions. So, if you are a long-term investor, we believe it may be prudent to maintain your equity positions.

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We Prefer Owning Stocks as They Alone “Create Wealth”.

From an investment perspective, we feel owning well-run companies is the most attractive asset class because, unlike most other alternatives, only companies are capable of creating wealth on a sustainable basis. Moreover, each company in our portfolios has a manager who is making continual adjustments to its business to maximize its growth and minimize risk. We consider the collective behavior of these managers as an important factor protecting the long-term value of our portfolios.

Does Cash Create Wealth? No.

Cash can be a temporary alternative for equities during falling markets, but one eventually needs to buy back the positions. Adopting a strategy that depends on timing the stock market turns equity investing into a form of speculation that is inappropriate for a long-term investor.

Do Commodities Create Wealth? No.

Commodities are products of businesses. One can speculate in timing their movements or use them as a hedge against inflation, but commodities typically decline in a deflationary environment.

Do Currencies Create Wealth? No.

One can only speculate by timing their movements.

Do Government Bonds Create Wealth? No.

Government bonds have fixed coupons and maturities, so during periods of rising inflation and interest rates, their real principal will shrink in terms of buying power. Given most governments have run deficits over the last decade, declining credit quality has lowered their principal value . . . . the collapse of Greece’s sovereign debt is a striking example of this.

Does Real Estate Itself Create Wealth? No.

A home can be a store of value. Like commodities, it can act as an inflation hedge, but prices typically suffer during deflationary periods. Only well-run real estate businesses create sustainable wealth.

How do Businesses Create Wealth for the Investor and Their Country?

We view well-managed companies as sustainable investments that can grow over time and pay dividends. These companies have business models that enable them to finance most of their growth internally and maintain a conservative balance sheet. Unlike a bond, they have no set expiration date, and will continue to exist as long as they provide goods or services to their customers better than their competition. In response to competition, managers are continually improving their products, sharpening their marketing skills and seeking more effective employees, all with the goal of attracting more customers and retaining them.

Well-Run Companies Are Resilient; They Are Structured to Survive and Adapt.

Shareholders should understand that one of the primary ways we safeguard their equity portfolios is to own companies managed by executives who know how to protect their businesses. These managers structure their finances and insurance coverage so their

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companies can survive surprises (earthquakes, oil price spikes, vendor failures, etc.) and adapt to new economic conditions.

We Believe That Corporate Growth is the Only Sustainable Way to Improve a Country’s Economic Outlook.

Growing corporations create larger profits and genuine jobs. This results in a rising level of corporate and individual tax revenues which can reduce government deficits. As the economy expands, exports typically rise, reducing trade deficits. Of course this can only happen if the governments end their disparagement of the private sector.

Our Portfolio Strategy

We strongly believe investors will be well served owning equity portfolios of sound companies that are broadly diversified across the world’s regions and industries. While equities are the most volatile asset class, history shows they have produced superior, inflation-adjusted returns over the long term. Well-run companies with prudent balance sheets have demonstrated the ability to survive a wide range of economic and business storms and come back more valuable than before. By being able to deal with these challenging times better than their weaker competitors, these companies should be able to use their advantages in scale, lower costs and greater access to capital to increase the market share of their products and make acquisitions at fire sale prices. Like us, company managers with long-term horizons recognize that difficult environments can offer exceptional buying opportunities.

Understanding Global Investing

Globalization’s growing influence at the country level, the industry level and on companies has forced investors to adjust their rule books accordingly. I urge you stay abreast of the changes occurring in the fifty countries covered by our analysts. Their reports are available at our Thomas White Global Investing educational website, www.thomaswhite.com, and by free subscription. Information on our funds is available at www.thomaswhitefunds.com.

Your Portfolio Manager and Others in our Firm are Fellow Fund Shareholders.

To demonstrate my personal belief in our investment approach and in an effort to avoid any perceived conflicts of interests with shareholders, I keep 100% of my personal stock market investments in the three Thomas White Funds.

Thomas S. White, Jr.

Chairman and Portfolio Manager

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Past performance is not a guarantee of future results.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible.

Diversification does not assure a profit nor protect against loss in a declining market.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI All Country World ex U.S. Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. One cannot invest directly in an index.

The Thomas White Funds are distributed by Quasar Distributors, LLC.

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INTERNATIONAL STOCK MARKET PERFORMANCE

The MSCI World Index has had a more consistent performance pattern over the last 40 years than any of its regional sub-indices.

MSCI INDICES (US$)	The regional performance order in each 5-year period is shown as rank #1 (best) to #5 (worst) as of April 30, 2012.
5-YEAR RETURN PERIODS	MSCI WORLD	MSCI ALL COUNTRY WORLD[1]	EUROPE*	USA	JAPAN	PACIFIC EX-JAPAN*	EMERGING[1]
1970-1974	-1.3%		-0.9% (#2)	-3.4% (#3)	16.0% (#1)	-6.2% (#4)

1975-1979	16.0%		18.9%(#2)	13.3% (#4)	18.8% (#3)	27.5% (#1)

1980-1984	12.4%		6.1% (#3)	14.5% (#2)	17.0% (#1)	4.1% (#4)

1985-1989	28.0%	28.1%	32.3% (#3)	19.8% (#5)	41.4% (#2)	22.4% (#4)	52.2% (#1)

1990-1994	4.2%	4.7%	7.0% (#4)	9.2% (#3)	-3.4% (#5)	15.3% (#2)	20.9% (#1)

1995-1999	20.2%	19.2%	22.5% (#2)	29.7% (#1)	2.1% (#5)	5.0% (#3)	2.0% (#4)

2000-2004	-2.0%	-1.8%	0.4% (#3)	-3.2% (#4)	-6.3% (#5)	6.6% (#1)	4.6% (#2)

2005-2009	2.6%	3.6%	4.5% (#3)	0.7% (#4)	-0.7% (#5)	11.7% (#2)	15.9% (#1)

2010-2012[2]	7.3%	6.9%	0.6% (#5)	12.7% (#1)	2.9% (#4)	6.4% (#2)	4.2% (#3)
1970-2012[2]	9.4%		10.2%	9.7%	9.3%	10.1%

1988-2012[2]	7.2%	7.4%	8.7%	10.0%	-0.2%	10.4%	12.9%

Source: MSCI

*Developed Markets

1Data beginning January 1, 1988

2Returns through April 30, 2012

Past performance is not a guarantee of future results

History shows that regional returns are random in their timing, with no area holding a monopoly on performance. Note the 1970-2012 regional return range of 9.4% to 10.2% are all close to the 9.4% MSCI World Index return.

Observe that the MSCI World Index has enjoyed a more consistent pattern of returns over this period than most of its sub-indices. This is because regional bull and bear markets have tended to offset one another. The MSCI All Country World Index, started in 1988, has outperformed the MSCI World Index due to the new added emerging markets stocks, but retained the latter’s pattern of more consistent returns due to its even broader diversification.

Investors who invest globally by owning Thomas White’s American Opportunities, International and Emerging Markets Funds could benefit from the potential for smoother performance inherent in the Funds’ portfolios as they are diversified across industries, countries and currencies.

In falling market environments, less volatile performance can encourage investors to stay the course. This should help promote success in reaching one’s long-term investment goals.

Diversification does not assure a profit nor protect against loss in a declining market.

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THE WORLD HAS CHANGED

The number of stocks in the world has surged 111% since the end of the Cold War in 1989. As of April 2012, America’s 4,992 exchange-traded stocks now only represent 10.70% of the 46,641 stocks on the world’s 51 exchanges.1

The Growth of World Stock Markets: Regional Weights
1960 to April 30, 2012[2]	1960	1970	1980	1990	2000	2012
Developed Markets	99.9%	99.8%	99.2%	97%	96%	77%

Unites States	72%	66%	57%	43%	51%	38%

Canada	3%	2%	3%	2%	2%	4%

Europe	22%	22%	23%	25%	28%	22%

Asia Pacific	3%	8%	16%	27%	15%	13%

Emerging Markets	0.1%	0.2%	0.8%	3%	4%	23%
The World Market	100%	100%	100%	100%	100%	100%
Market Value ($ trillions)	$0.5	$2.0	$4.1	$8.2	$26.9	$39.9

1World Federation of Exchanges, Focus-April 2012

2Source: Thomas White International, Ltd.

Globalization has spurred growth in every region of the world. International stocks now represent over half of the total world stock market value, including, for example, Sony, Nokia, Toyota, BMW, L’Oreal, Unilever, Heineken, Volvo, Nestle, UBS, Volkswagen, Honda and Royal Dutch Shell. Emerging market companies include Samsung, LG and Hyundai.

Given their quality, diversity and long-term growth potential, it only makes common sense that investors search for opportunities worldwide. The Thomas

White American Opportunities, International and Emerging Markets Funds are managed by the same portfolio manager and analysts who adhere to an identical valuation-oriented investment style. The three portfolios complement one another in that, when combined, they seek to have the profile of the MSCI All Country World Index.

Shareholders who want to adopt a global investment strategy for their savings and investment program should consider owning all three Thomas White Funds.

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THOMAS WHITE INTERNATIONAL FUND	SYMBOL: TWWDX

Average Annual Returns as of April 30, 2012[1]
	6 month	YTD	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception (6/24/1994)
International Fund	5.98%	10.68%	(9.78)%	15.58%	(2.09)%	8.27%	7.82%
MSCI All Country World ex US Index	2.73%	9.48%	(12.90)%	13.55%	(2.75)%	7.05%	5.11%

Performance data is based upon past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Please call 1-800-811-0535 to obtain performance data as of the most recent month-end. The Fund imposes a 2% redemption fee on shares held less than 60 days. Performance data does not reflect the redemption fee. If reflected, total returns would be lower. Investment performance reflects any fee waivers that were in effect. In the absence of such waivers, total return would have been reduced.

Operating Expenses (annualized)
Six months ended April 30, 2012	1.31%

Portfolio Turnover
Six months ended April 30, 2012	39%

NAV	Net Assets	Redemption Fee	12b-1 Fees	Gross Annual Operating Expense[2]
$16.48	$589.4 million	2.00% within 60 days	None	1.34%

Mutual fund investing involves risk. Principal loss is possible. Investing in international markets may involve additional risks such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation. These risks are greater for emerging markets.

1The MSCI All Country World ex US Index is a free float-adjusted market capitalization-weighted index of 44 countries, which includes developed and emerging markets. The index is unmanaged and returns assume the reinvestment of dividends. It is not possible to invest directly in an index.

2Gross Annual Operating Expense is based on the most recent prospectus and may differ from other expense ratios appearing in this report.

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APRIL 30, 2012

GROWTH OF A $10,000 INVESTMENT WITH DIVIDENDS REINVESTED

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund and its benchmark, the MSCI All Country World ex US Index, since inception on June 24, 1994 through April 30, 2012. It assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable redemption fees. This chart does not imply future performance. Past performance does not guarantee future results. The cumulative return since inception was +283.42% for the Fund and +143.36% for the benchmark. The one-year return for the Fund was -9.78%. The Fund’s average annual total return since inception was +7.82%. The MSCI All Country World ex US Index is a free float-adjusted market capitalization-weighted index of 44 countries, which includes developed and emerging markets. The index is unmanaged and returns assume the reinvestment of dividends. It is not possible to invest directly in an index. During the periods shown, the Fund’s manager reimbursed certain Fund expenses. Absent this reimbursement, performance would have been lower.

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THOMAS WHITE INTERNATIONAL FUND	SYMBOL: TWWDX

Portfolio Manager: Thomas S. White, Jr.

The Thomas White International Fund primarily invests in equity securities of companies located in the world’s developed countries outside of the U.S. There may also be a portion of the Fund’s assets invested in companies from emerging market countries.

Performance Review

The Thomas White International Fund returned +5.98% for the six-month period ended April 30, 2012, compared to +2.73% for the Fund’s benchmark, the MSCI All Country ex US Index. For the trailing 12 months, the Fund returned -9.78% against the index’s returns of -12.90%. The Fund’s average annual three-, five- and 10-year returns were +15.58%, -2.09%, and +8.27% respectively, against the index’s returns of +13.55%, -2.75%, and +7.05% for the same periods. Since inception on June 28, 1994, the Fund has returned +7.82% annually compared to +5.11% for the index.

European Fiscal Crisis and Emerging Market Slowdown Dampen Investor Sentiment

International equity prices gained during the review period, though renewed concerns about the European fiscal crisis and slower growth in emerging market economies have dampened the global economic outlook. Economic conditions remain subdued across Europe, and have restrained global demand and growth in other major economies. However, the global growth slowdown does not appear as severe as feared earlier, helped by sustained growth in consumer spending in select developed economies as well as fiscal and monetary policy support in the emerging countries.

Emerging political opposition to the fiscal reforms, agreed last year as part of the comprehensive plan to improve long-term fiscal health of troubled economies in the region, has yet again worsened the European fiscal crisis. The austerity measures are becoming increasingly unpopular and political parties that oppose cuts in public spending have gained in recent elections in France and Greece. The breakdown of consensus on future policy efforts has led to growing speculation about a possible exit of Greece from the monetary and currency union. On the positive side, better than expected growth in Germany helped the euro-zone economy to avoid a decline in output during the first quarter of 2012. The extraordinary liquidity infusion by the European Central Bank has stabilized the region’s credit markets, though the banking sector in countries such as Spain continue to face significant challenges.

The Japanese economic recovery is expected to gain pace this year as the reconstruction efforts to rebuild infrastructure facilities damaged by last year’s earthquake reach full swing. Sustained demand from the U.S. and the recent correction in the yen against the dollar are expected to help Japanese exporters offset slower exports to Europe. Emerging market exporters have also benefited from U.S. demand growth and depreciation in their domestic currencies. Though economic growth has moderated in

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APRIL 30, 2012

most emerging economies during the first quarter of this year, as well as the preceding quarter, the pace of growth in these countries still remain healthy relative to their historical averages.

Portfolio Review

Korean electronic durables and semiconductor manufacturer Samsung Electronics (+33.3%) was the biggest contributor to Fund returns during the review period, on a weighted basis, as the company continues to see strong earnings growth on fast growing demand for smart-phones and tablet computers, as well as the semiconductor chips used in these devices. Brazilian water and sanitation utility Companhia de Saneamento Basico do Estado de Sao Paulo or SABESP (+36.2%) outperformed on expectations of improved margins following price increases, even though the company reported lower earnings for 2011 due to currency losses. Canadian convenience store operator and fuel retailer Alimentation Couche-Tard Inc. (+44.2%) added value after the company announced the friendly acquisition of Statoil Fuel and Retail, which has an extensive fuel retailing business in Scandinavia and Eastern Europe. French stationery and shaving products manufacturer Societe BIC SA (+20.4%) gained after the company announced better than expected first quarter revenue and earnings growth. South African automobile distributor and industrial services provider Imperial Holdings Limited (+41.9%) added value as the company made an acquisition to expand into equipment distribution and forecast strong revenue and earnings growth this year. Thai communication services provider Advanced

Info Services PCL (+37.0%) also outperformed during the review period after the company reported strong earnings growth during the first quarter.

European banking holdings in the Fund portfolio detracted the most during the review period. Banco Santander SA (-19.6%) lost value on concerns over its Spanish property portfolio and on a credit rating downgrade, even though the bank’s operations in Latin America continue to see healthy growth. French lender BNP Paribas SA (-16.2%) that also saw a credit rating downgrade and Dutch financial services group ING Group NV (-22.4%), which reported a substantial decline in first quarter earnings on increased loss provisions, also lost value. Japanese telecommunication services provider NTT (-11.2%) underperformed during the period as corporate earnings in Japan have been negatively affected by subdued domestic demand and currency gains that shrunk export margins until March of this year. Brazilian iron ore miner Vale SA (-9.3%) was affected by lower iron ore prices during the period, and also after the company failed to gain access to Chinese ports for its very large iron ore carrying vessels. Spanish telecom services provider Telefonica S.A. (-15.3%) also underperformed after it reported lower than expected earnings for the first quarter, though the company continues to see strong revenue growth in Latin America.

Despite Persistent Risks, Global Growth Outlook Appears to be Stabilizing

Though the European consensus over policy steps to stem the crisis and improve the long-term fiscal health has dissipated in recent

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THOMAS WHITE INTERNATIONAL FUND

months, it should be noted that the majority of the countries in the region, led by Germany, remain committed to deep structural reforms. Even the opponents of austerity programs admit that controls on public spending is unavoidable to ensure long-term fiscal sustainability, while arguing that such spending cuts should be delayed until the region’s economy is in a better position to absorb the lower budget outlays. In the absence of a political breakthrough that will keep the country’s fiscal policies aligned with the rest of the region, it is believed that the continuation of Greece in the monetary union may become increasingly untenable. However, a planned Greek exit is not expected to be very disruptive for the rest of Europe as policymakers have reportedly started preparing for such an event. The economic recession in the region has so far been milder than forecast, considering the steep cuts in public spending and weak business sentiment. The European Central Bank has flexibility to lower its benchmark rate and enhance its quantitative measures, if required.

The emerging market economies that have seen lower growth in recent quarters have responded with fiscal and monetary policy support to prevent further slowdown. Central banks in most of these countries have cut interest rates and have taken other steps to increase credit availability. The correction in international prices, apart from supporting consumer spending, will also likely contain inflation risks and allow the emerging market central banks to ease interest rates further. Brazil, which has slowed the most among the large emerging economies, has announced fiscal stimulus measures including lower taxes on durables and reduced borrowing rates for purchase of capital equipment. The Chinese government is reportedly planning to speed up infrastructure projects in order to offset the decline in construction activity that has followed the correction in property prices. Emerging market currencies, especially the Brazilian real and the Indian rupee, have declined appreciably against the U.S. dollar, and should make exports from these countries more competitive in the international market.

We thank you for investing in the Thomas White International Fund. While the global economic outlook remains uncertain, we believe that efficient and financially strong companies with market leadership in faster growing countries and regions will continue to see above average gains in revenue and profitability.

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APRIL 30, 2012

Portfolio Country and Sector Allocation as of April 30, 2012

Country Allocation	% of TNA
Australia	4.6%
Brazil	4.1%
Canada	6.0%
China	5.1%
Czech Republic	0.4%
Denmark	1.5%
Finland	1.8%
France	4.5%
Germany	7.9%
Hong Kong	3.8%
India	0.5%
Indonesia	2.1%
Israel	0.8%
Italy	0.7%
Japan	10.1%

Country Allocation	% of TNA
Malaysia	1.0%
Mexico	1.6%
Netherlands	0.6%
Norway	2.7%
Russia	2.6%
Singapore	2.9%
South Africa	4.7%
South Korea	5.4%
Spain	0.4%
Sweden	2.8%
Switzerland	0.5%
Taiwan	1.0%
Thailand	0.9%
Turkey	0.6%
United Kingdom	15.3%
Cash & Other	3.1%

Sector Allocation	% of TNA
Banking	13.1%
Building	1.9%
Capital Goods	1.0%
Chemicals	2.3%
Communications	6.2%
Consumer Durables	5.6%
Consumer Retail	5.3%
Consumer Staples	8.3%
Energy	10.4%
Financial Diversified	2.3%
Health Care	5.6%
Industrial	8.4%
Insurance	4.9%
Metals	6.0%
Services	5.2%
Technology	6.3%
Transportation	1.0%
Utilities	3.1%
Cash & Other	3.1%

TNA - Total Net Assets

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any securities. For a complete list of fund holdings, please refer to the Schedule of Investments section of this report.

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Thomas White International Fund

Country	Issue	Industry	Shares	Value

COMMON STOCKS (94.7%)

AUSTRALIA (4.6%)
	Aust & NZ Banking Group +	Banking	261,600	$6,497,255
	Campbell Brothers Ltd +	Industrial	43,600	3,112,007
	Coca-Cola Amatil Ltd +	Consumer Staple	260,700	3,375,544
	GPT Group +	Financial Div.	683,600	2,326,974
	Insurance Australia +	Insurance	753,000	2,768,028
	Suncorp Group +	Services	376,200	3,179,417
	Telstra Corp +	Communication	1,510,300	5,571,346

				26,830,571

BRAZIL (1.9%)
	Cia Saneamento Basic	Utilities	213,500	8,373,064
	Cia Saneamento Minas	Utilities	120,100	2,798,738

				11,171,802

CANADA (6.0%)
	Alimentation Couche	Consumer Retail	123,300	5,352,712
	Bank Of Montreal	Banking	145,000	8,618,756
	BCE Inc	Communication	84,400	3,421,998
	Canadian National Rw	Transportation	68,000	5,807,608
	Husky Energy Inc	Energy	111,700	2,916,264
	Rogers Communication	Services	160,600	5,999,004
	Teck Resources Ltd-B	Metals	85,000	3,174,198

				35,290,540

CHINA (5.1%)
	China Citic Bank Corp # +	Banking	4,347,000	2,752,955
	China Minsheng Banking # +	Banking	2,965,000	3,064,624
	China Petroleum & Chemical +	Energy	7,480,000	7,935,532
	China Telecom Corp +	Communication	5,054,000	2,707,933
	Dongfeng Motor Group # +	Consumer Durables	1,772,000	3,463,197
	Dongyue Group # +	Chemicals	3,068,000	2,285,046
	Lenovo Group +	Technology	3,920,000	3,757,320
	PICC Property & Casualty +	Insurance	1,340,400	1,672,015
	Sinopharm Group Co # +	Health Care	850,000	2,216,970

				29,855,592

CZECH REPUBLIC (0.4%)
	Philip Morris Cr As +	Consumer Staple	4,100	2,386,874

DENMARK (1.5%)
	H Lundbeck A/S +	Health Care	211,500	4,235,266
	Topdanmark A/S * +	Insurance	28,200	4,834,222

				9,069,488

FINLAND (1.8%)
	Pohjola Bank Plc +	Banking	573,400	6,168,465
	Sampo A Ord +	Insurance	157,300	4,185,250

				10,353,715

See Notes to Financial Statements

14	www.thomaswhitefunds.com

Investment Portfolio (Unaudited)	April 30, 2012

Country	Issue	Industry	Shares	Value

FRANCE (4.5%)
	BIC +	Consumer Staple	82,000	$9,036,794
	BNP Paribas # +	Banking	70,900	2,847,684
	Christian Dior +	Consumer Retail	52,750	7,955,929
	Michelin (Cgde)-B +	Consumer Durables	43,000	3,209,464
	Sodexho # +	Services	45,500	3,625,736

				26,675,607

GERMANY (7.9%)
	BASF +	Chemicals	98,050	8,084,399
	Bayer Ag +	Chemicals	47,000	3,321,814
	Beyersche Motoren Werks +	Consumer Durables	57,500	5,472,189
	Fresenius Se & Co Kg +	Health Care	53,700	5,360,619
	Hannover Rueckvers +	Insurance	77,100	4,662,723
	Merck Kgaa +	Health Care	52,300	5,749,553
	Muenchener Rueckver +	Insurance	24,800	3,600,325
	SAP Ag # +	Technology	112,900	7,493,196
	Volkswagen Ag +	Consumer Durables	17,000	2,910,029

				46,654,847

HONG KONG (3.8%)
	Cheung Kong +	Financial Div.	577,000	7,642,365
	Jardine Strategic # +	Industrial	400,000	12,859,160
	Techtronic Industries +	Industrial	1,546,000	1,853,809

				22,355,334

INDIA (0.5%)
	Tata Motors Ltd ADR #	Consumer Durables	97,800	2,909,550

INDONESIA (2.1%)
	Bank Mandiri Tbk +	Banking	2,654,000	2,135,408
	Gudang Garam Tbk Pt +	Consumer Staple	579,000	3,723,491
	Indo Tambangraya +	Metals	499,500	2,160,138
	United Tractors Ord +	Capital Goods	1,298,000	4,169,046

				12,188,083

ISRAEL (0.8%)
	Delek Group Ltd +	Financial Div.	6,400	1,246,109
	Teva Pharma ADR	Health Care	76,500	3,501,022

				4,747,131

ITALY (0.7%)
	Eni Spa +	Energy	193,000	4,294,713

JAPAN (10.1%)
	Asahi Group Holdings +	Consumer Staple	154,100	3,466,387
	Brother Industries +	Technology	223,700	3,001,786
	Canon +	Technology	63,600	2,879,891
	Dainippon Sumitomo # +	Health Care	259,200	2,591,896
	Daito Trust Construc +	Building	32,300	2,906,897
	Fast Retailing Co +	Consumer Retail	18,300	4,084,333
	Itochu Corp +	Industrial	603,700	6,797,843
	JGC Corp +	Building	102,000	2,951,972

See Notes to Financial Statements

www.thomaswhitefunds.com	15

Thomas White International Fund

Country	Issue	Industry	Shares	Value

	Miraca Holdings Inc +	Health Care	75,000	$2,947,065
	NTT +	Communication	149,100	6,747,058
	Osaka Gas Co Ltd +	Utilities	649,000	2,620,013
	Shimano Inc +	Services	51,000	3,343,647
	Softbank Corp +	Communication	96,200	2,870,002
	Sumitomo Corp +	Industrial	664,700	9,416,473
	Taisei Corp +	Building	1,174,000	2,986,773

				59,612,036

MALAYSIA (1.0%)
	Axiata Group Berhad +	Communication	1,917,500	3,361,953
	Rhb Capital Bhd +	Banking	1,049,100	2,552,460

				5,914,413

MEXICO (1.6%)
	Grupo Financiero Bank	Banking	763,700	3,702,647
	Grupo Mexico SAB	Metals	808,259	2,495,500
	Industrias Penoles	Metals	62,950	2,945,191

				9,143,338

NETHERLANDS (0.6%)
	Arcelormittal NL +	Metals	218,000	3,783,434

NORWAY (2.7%)
	Dnb Nor Asa +	Banking	311,600	3,363,317
	Seadrill Ltd # +	Energy	93,100	3,605,968
	Statoil Asa # +	Energy	335,300	8,982,553

				15,951,838

RUSSIA (2.6%)
	Gazprom Neft Spons GDR +	Energy	89,700	2,217,169
	Lukoil Oao Spons GDR +	Energy	76,300	4,677,640
	Oao Gazprom GDR +	Energy	274,900	3,169,679
	Tatneft GDR +	Energy	139,333	5,172,709

				15,237,197

SINGAPORE (2.9%)
	Jardine Cycle & Carriage +	Consumer Durables	225,000	8,546,693
	Singapore Telecom +	Communication	1,197,000	3,013,687
	United Overseas Bank +	Banking	340,000	5,273,434

				16,833,814

SOUTH AFRICA (4.7%)
	Aspen Pharmacare +	Health Care	210,000	3,398,409
	Imperial Holdings Ltd +	Services	158,300	3,441,204
	Life Healthcare Group +	Health Care	787,400	2,724,089
	MTN Group Ltd +	Communication	87,600	1,532,142
	Remgro Ltd +	Industrial	228,000	3,864,646
	Sasol Ltd +	Energy	41,600	1,977,822
	The Foschini Group L +	Consumer Retail	155,600	2,579,054
	Tiger Brands +	Consumer Staple	116,500	4,275,585
	Woolworths Holdings +	Consumer Retail	652,000	4,079,629

				27,872,580

See Notes to Financial Statements

16	www.thomaswhitefunds.com

Investment Portfolio (Unaudited)	April 30, 2012

Country	Issue	Industry	Shares	Value

SOUTH KOREA (5.4%)
	Daelim Industrial Co +	Building	23,000	$2,121,840
	Daewoo Shipbuilding +	Capital Goods	61,700	1,717,568
	Hyundai Marine & Fire +	Insurance	125,600	3,214,343
	Hyundai Motor Co +	Consumer Durables	18,800	4,445,247
	Kia Motors Corporati +	Consumer Durables	26,900	1,976,281
	Samsung Electronics +	Technology	12,400	15,184,013
	Sk Holdings +	Energy	13,400	1,430,801
	Sk Innovation Co Ltd +	Energy	11,350	1,574,850

				31,664,943

SPAIN (0.4%)
	Banco Santander Sa +	Banking	410,000	2,564,181

SWEDEN (2.8%)
	Skf Ab-B Shrs +	Industrial	223,300	5,298,485
	Svenska Handelsbanke +	Banking	154,900	5,019,829
	Swedbank A +	Banking	379,100	6,273,612

				16,591,926

SWITZERLAND (0.5%)
	Abb Ltd +	Industrial	158,900	2,895,110

TAIWAN (1.0%)
	Hon Hai Precision Industry +	Technology	670,000	2,122,359
	Pou Chen +	Consumer Retail	1,847,000	1,579,739
	Taiwan Semiconductor ADR #	Technology	182,000	2,835,560

				6,537,658

THAILAND (0.9%)
	Adanced Info Service +	Communication	540,000	3,209,004
	Bangkok Bank Public +	Banking	351,800	2,182,462

				5,391,466

TURKEY (0.6%)
	Haci Omer Sabanci Hldgs +	Industrial	401,100	1,664,525
	Koc Holdings +	Industrial	480,165	1,779,827

				3,444,352

UNITED KINGDOM (15.3%)
	BHP Billiton Plc +	Metals	293,300	9,438,189
	BP Plc +	Energy	1,318,100	9,534,476
	Brit Am Tobacco +	Consumer Staple	275,400	14,150,575
	G4S Plc +	Services	531,000	2,411,696
	HSBC Holdings Plc +	Banking	583,900	5,275,478
	Imperial Tobacco +	Consumer Staple	100,400	4,018,650
	National Grid Plc +	Utilities	404,700	4,372,541
	Pearson +	Services	141,100	2,658,987
	Prudential Plc +	Insurance	300,000	3,673,530
	Rio Tinto Plc ADR # +	Metals	78,900	4,423,923
	Schroders Plc +	Financial Div.	114,400	2,634,174
	Standard Chartered +	Banking	319,875	7,827,213
	Tate & Lyle Plc +	Consumer Staple	389,400	4,367,355
	Vodafone Group Plc +	Communication	1,458,300	4,048,095

See Notes to Financial Statements

www.thomaswhitefunds.com	17

Thomas White International Fund

Country	Issue	Industry	Shares	Value

	Wh Smith Plc +	Consumer Retail	628,800	$5,383,471
	Whitbread Plc +	Services	73,900	2,311,555
	William Hill Plc +	Services	750,200	3,429,539

				89,959,447

Total Common Stocks		(Cost $492,053,215)		558,181,580

PREFERRED STOCKS (2.2%)

BRAZIL (2.2%)
	Banco Bradesco Pref	Banking	122,900	1,972,656
	Cia Vale Do Rio Doce	Metals	309,664	6,726,181
	Petroleo Brasileir	Energy	402,600	4,491,607

				13,190,444

Total Preferred Stocks		(Cost $12,907,204)		13,190,444

SHORT TERM INVESTMENTS (9.9%)
			Principal Amount

	The Northern Trust Company Eurodollar Time Deposit 0.00%, due 05/01/12		$15,587,487	15,587,487

HELD AS COLLATERAL FOR SECURITIES LENDING	Northern Institutional Liquid Asset Portfolio		42,680,899	42,680,899

Total Short Term Investments		(Cost $58,268,386)		58,268,386

Total Investments	106.8%	(Cost $563,228,805)		$629,640,410
Other Assets, Less Liabilities:	(6.8)%			(40,210,291)
Total Net Assets:	100.0%			$589,430,119

*	Non-Income Producing Securities

#	All or a portion of securities on loan at April 30, 2012 - See Note 1 (g) to Financial Statements.

+	Fair Valued Security

ADR - American Depositary Receipt.

GDR - Global Depositary Receipt

See Notes to Financial Statements

18	www.thomaswhitefunds.com

Investment Portfolio (Unaudited)	April 30, 2012

The following table summarizes the inputs used, as of April 30, 2012, in valuing the Fund’s assets:

	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$-------	$26,830,571	$-------	$26,830,571
Brazil	11,171,802	-------	-------	11,171,802
Canada	35,290,540	-------	-------	35,290,540
China	-------	29,855,592	-------	29,855,592
Czech Republic	-------	2,386,874	-------	2,386,874
Denmark	-------	9,069,488	-------	9,069,488
Finland	-------	10,353,715	-------	10,353,715
France	-------	26,675,607	-------	26,675,607
Germany	-------	46,654,847	-------	46,654,847
Hong Kong	-------	22,355,334	-------	22,355,334
India	2,909,550	-------	-------	2,909,550
Indonesia	-------	12,188,083	-------	12,188,083
Israel	3,501,022	1,246,109	-------	4,747,131
Italy	-------	4,294,713	-------	4,294,713
Japan	-------	59,612,036	-------	59,612,036
Malaysia	-------	5,914,413	-------	5,914,413
Mexico	9,143,338	-------	-------	9,143,338
Netherlands	-------	3,783,434	-------	3,783,434
Norway	-------	15,951,838	-------	15,951,838
Russia	-------	15,237,197	-------	15,237,197
Singapore	-------	16,833,814	-------	16,833,814
South Africa	-------	27,872,580	-------	27,872,580
South Korea	-------	31,664,943	-------	31,664,943
Spain	-------	2,564,181	-------	2,564,181
Sweden	-------	16,591,926	-------	16,591,926
Switzerland	-------	2,895,110	-------	2,895,110
Taiwan	-------	6,537,658	-------	6,537,658
Thailand	-------	5,391,466	-------	5,391,466
Turkey	-------	3,444,352	-------	3,444,352
United Kingdom	-------	89,959,447	-------	89,959,447
Total Common Stocks	$62,016,252	$496,165,328	$-------	$558,181,580
Preferred Stocks
Brazil	$13,190,444	$-------	$-------	$13,190,444
Total Preferred Stocks	13,190,444	-------	-------	13,190,444
Short-Term Investments	-------	58,268,386	-------	58,268,386
Total Investments	$75,206,696	$563,228,805	$-------	$629,640,410

For more information on valuation inputs, please refer to the accompanying Notes to Financial Statements.

The Fund’s assets assigned to Level 2 include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

See Notes to Financial Statements

www.thomaswhitefunds.com	19

THOMAS WHITE EMERGING MARKETS FUND	SYMBOL: TWEMX

Average Annual Returns as of April 30, 2012[1]
	6 month	YTD	1 Yr	Since Inception (6/28/2010)
Emerging Markets Fund	7.25%	12.00%	(11.94)%	8.48%
MSCI Emerging Markets Index	3.93%	12.71%	(12.61)%	6.82%

Performance data is based upon past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Please call 1-800-811-0535 to obtain performance data as of the most recent month-end. The Fund imposes a 2% redemption fee on shares held less than 60 days. Performance data does not reflect the redemption fee. If reflected, total returns would be lower. Investment performance reflects any fee waivers that were in effect. In the absence of such waivers, total return would have been reduced.

Operating Expenses (annualized)[2]
Six months ended April 30, 2012	1.50%

Portfolio Turnover
Six months ended April 30, 2012	33%

NAV	Net Assets	Redemption Fee	12b-1 Fees	Gross Annual Operating Expenses[3]	Net Annual Operating Expenses[4]
$11.39	$30.5 million	2.00% within 60 days	None	1.84%	1.50%

Mutual fund investing involves risk. Principal loss is possible. Investing in international markets may involve additional risks such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation. These risks are greater for emerging markets. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility.

1The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The index is unmanaged and returns assume the reinvestment of dividends. It is not possible to invest directly in an index.

2In the absence of the expense reimbursement for the Emerging Markets Fund the ratio of expenses to average net assets would have been 1.84%.

3Gross Annual Operating Expense is based on the most recent prospectus and may differ from other expense ratios appearing in this report.

4The Advisor has contractually agreed to reimburse the Emerging Markets Fund to the extent that the Fund’s total operating expenses exceed 1.50% of the Fund’s average daily net assets. This agreement expires on February 28, 2013 and automatically renews, unless terminated by the Fund’s Board of Trustees. The Emerging Markets Fund has contractually agreed to repay the Advisor for amounts waived or reimbursed by the Advisor pursuant to the fee waiver/expense reimbursement agreement provided that such repayment does not cause the Fund to exceed this limit and the repayment is made within three years after the year in which the Advisor incurred the expense. In the absence of this reimbursement, performance would have been lower.

20	www.thomaswhitefunds.com

APRIL 30, 2012

GROWTH OF A $10,000 INVESTMENT WITH DIVIDENDS REINVESTED

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund and its benchmark, the MSCI Emerging Markets Index, since inception on June 28, 2010 through April 30, 2012. It assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable redemption fees. This chart does not imply future performance. Past performance does not guarantee future results. The cumulative return since inception was +16.18% for the Fund and +12.92% for the benchmark. The one-year return for the Fund was -11.94%. The Fund’s average annual total return since inception was +8.48%. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The index is unmanaged and returns assume the reinvestment of dividends. It is not possible to invest directly in an index. During the periods shown, the Fund’s manager reimbursed certain Fund expenses. Absent this reimbursement, performance would have been lower.

www.thomaswhitefunds.com	21

THOMAS WHITE EMERGING MARKETS FUND	SYMBOL: TWEMX

Portfolio Manager: Thomas S. White, Jr.

The Thomas White Emerging Markets Fund invests primarily in securities of companies located in or whose businesses are closely associated with the world’s emerging markets countries.

Performance Review

During the six months ended April 30, 2012, the Thomas White Emerging Markets Fund produced investment returns of +7.25% compared to +3.93% for its benchmark, the MSCI Emerging Markets Index. The Fund returned -11.94% for the trailing 1-year period against -12.61% for the benchmark. Since its inception on June 28, 2010, the Fund has returned +8.48% annualized against +6.82% for the benchmark.

Concerns About a Slowdown Resurface as Gross Domestic Product (GDP) Growth Moderates

Emerging market equity prices gained during the review period, but underperformed the developed markets on growing concerns of a slowdown in the large emerging economies. Most of these economies have reported slower growth during the first quarter of this year, as well as the last quarter of 2011, as domestic demand growth moderated even as export gains were restricted due to weaker global demand, especially in Europe. Nevertheless, the moderation in growth has so far been milder than forecast earlier as governments and central banks have deployed policy tools to stem further decline.

GDP growth has slowed in most emerging economies in recent quarters, except in Thailand, which is recovering from last year’s slowdown that followed severe flooding, and Mexico, which has benefited from improved U.S. demand for manufactured goods. Brazil has been the most affected among the large emerging economies, as the country’s economy has stalled for the last two quarters on weaker than expected consumer demand growth. Among other major resource exporters, South Africa recorded faster growth towards the end of 2011 but is expected to slow this year. Russia benefited from higher oil prices during the first quarter of this year, while growth in Indonesia slowed during the same period on lower increase in exports. In India, subdued domestic demand and investments have restricted economic expansion. A significant correction in property prices has dampened construction activity and domestic demand in China, which is also affected by weaker European demand for its exports.

Emerging market currencies recovered from the heightened volatility during the third quarter of 2011 and gained against the U.S. dollar until early this year. This led to renewed concerns about loss of export competitiveness and encouraged countries such as Brazil to reintroduce capital controls and other measures to prevent further gains. However, such fears have disappeared as most currencies have slipped further recently.

Portfolio Review

Korean electronic durables and semiconductor manufacturer Samsung Electronics (+35.6%) was the biggest

22	www.thomaswhitefunds.com

APRIL 30, 2012

contributor to Fund returns during the review period, on a weighted basis, as the company continued to see strong earnings growth on fast growing demand for smart-phones and tablet computers, as well as the semiconductor chips used in these devices. Brazilian water and sanitation utility Companhia de Saneamento Basico do Estado de Sao Paulo or SABESP (+45.9%) benefited from expectations of improved margins after price hikes, even though the company reported lower earnings for 2011 due to currency losses. Energy producers in the Fund’s portfolio, such as China Petroleum and Chemical Corporation (+12.5%) and Russian oil producer OAO Tatneft (+24.6%), benefited as the international Brent oil price benchmark moved close to the $125/barrel mark during the first quarter of this year, before correcting. Polish chemical manufacturer Synthos SA (+45.2%) outperformed on strong demand outlook for plastics and other chemicals, especially in Asia. South African pharmaceuticals group Aspen Pharmacare Holdings Limited (+34.8%) added value after the company reported healthy revenue and earnings growth for the year 2011, helped by gains in overseas markets. The company also announced a deal to acquire a portfolio of OTC drugs from Glaxo to widen its product range.

Korean technology and software services provider SK C&C (-36.0%) detracted the most from Fund returns during the review period, on a weighted basis, following a Korean government proposal to make software vendors controlled by domestic conglomerates ineligible to bid for government projects. Brazilian iron ore miner Vale SA (-12.6%) was affected by subdued iron ore prices during the period, and also after the company failed to gain access to Chinese ports for its very large iron ore carrying vessels. Indonesian coal miner PT Indo Tambangraya Megah Tbk (-14.1%) was affected by concerns of lower Chinese demand for thermal coal, though the company reported healthy growth in revenues and earnings during the first quarter. The decline in construction activity in China, following the ongoing property price correction, affected cement manufacturer Anhui Conch Cement Company (-9.9%). Despite growing earnings during the first quarter on higher exports, Philip Morris CR (-11.4%), the Czech subsidiary of cigarette manufacturer Philip Morris International, underperformed as investor preference shifted away from defensive sectors such as consumer staples during the first quarter. Korean general insurer Hyundai Marine & Fire Insurance Co. (-12.3%) also lost value during the period as the housing market in Korea remains relatively weak, though the government is taking efforts to revive property prices.

Emerging Market Countries Have Fiscal and Monetary Policy Flexibility

To support their economies, emerging market countries have initiated aggressive monetary and fiscal policy measures. Brazil has cut interest rates five times since the third quarter of last year, and the country’s benchmark rate is near an all-time low. Most other countries have lowered interest rates or have initiated other measures to increase credit availability. As part of a fiscal stimulus package to support domestic

www.thomaswhitefunds.com	23

THOMAS WHITE EMERGING MARKETS FUND

consumption, Brazil has reduced taxes on durables and is offering lower interest rate for purchase of equipment. To offset the decline in construction activity following the property price correction, China is speeding up large scale infrastructure projects.

Despite these measures already initiated, most emerging market countries retain sufficient fiscal and monetary policy flexibility to take additional action in order to sustain their economic growth, as acknowledged by the International Monetary Fund in its most recent outlook for the global economy. Inflation risk remains contained in most emerging economies, except India where higher food prices led to an uptick in inflation during April. The correction in international oil prices, apart from helping consumer spending, will also likely contain inflationary pressures and allow central banks to bring down borrowing costs further. Retail fuel prices have come down in most emerging countries except India, where the government is gradually removing fuel subsidies to ease the fiscal burden. The fiscal health of emerging countries remains healthy relative to the developed countries and investor demand for emerging market debt continues to be strong. This will likely allow these countries to introduce further fiscal stimulus measures, if required.

The decline in their currencies against the dollar and reasonably healthy U.S. demand for goods and services will likely help the emerging market economies to offset the weaker exports to Europe. Lower interest rates and subdued wage growth, relative to recent years, will also likely add to the competiveness of exporters from these countries. The cheaper currencies could also give a boost to remittances from overseas workers, especially for countries such as India and Mexico.

We thank you for investing in the Thomas White Emerging Markets Fund. We continue to believe that, despite the current moderation in their GDP growth rates, emerging economies are likely to achieve relatively faster economic growth when compared to the developed countries.

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APRIL 30, 2012

Portfolio Country and Sector Allocation as of April 30, 2012

Country Allocation	% of TNA
Brazil	13.6%
China	16.6%
Columbia	1.2%
Czech Republic	1.1%
Egypt	0.2%
India	4.7%
Indonesia	5.5%
Malaysia	1.8%
Mexico	7.3%
Morocco	0.5%

Country Allocation	% of TNA
Peru	0.3%
Philippines	0.7%
Poland	1.7%
Russia	6.8%
South Africa	8.6%
South Korea	14.8%
Taiwan	6.8%
Thailand	3.7%
Turkey	1.8%
Cash & Other	2.3%

Sector Allocation	% of TNA
Banking	16.0%
Building	2.9%
Capital Goods	2.4%
Chemicals	1.8%
Communication	6.1%
Consumer Durables	5.7%
Consumer Retail	4.3%
Consumer Staple	8.4%
Energy	12.0%
Financial Div.	0.3%
Health Care	2.2%
Industrial	3.2%
Insurance	3.8%
Metals	8.2%
Services	1.9%
Technology	13.6%
Transportation	0.0%
Utilities	4.9%
Cash & Other	2.3%

TNA - Total Net Assets

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any securities. For a complete list of fund holdings, please refer to the Schedule of Investments section of this report.

www.thomaswhitefunds.com	25

Thomas White Emerging Markets Fund

Country	Issue	Industry	Shares	Value

COMMON STOCKS (96.1%)

BRAZIL (12.0%)
	Banco Estado Rio Gra	Banking	30,600	$264,901
	Brasil Foods Sa	Consumer Staple	10,000	182,623
	Brookfield Incorp	Building	24,000	63,134
	Cia Saneamento Basic	Utilities	8,900	704,524
	Cia Saneamento Minas	Utilities	15,600	363,533
	Comp De Bebidas ADR	Consumer Staple	8,000	335,840
	Edp Energias Do Bras	Utilities	17,100	119,447
	Localiza Rent A Car	Services	12,000	204,684
	PDG Realty	Building	32,500	76,638
	Petroleo Brasileiro	Energy	11,100	261,350
	Souza Cruz Sa	Consumer Staple	24,000	373,399
	Sul America Sa Units	Insurance	17,295	141,383
	Totv Sa	Technology	5,000	97,338
	Vale Sa ADR #	Metals	21,200	470,640

				3,659,434

CHINA (16.7%)
	Anhui Conch Cement Co +	Building	123,000	410,143
	Bank Of China Ltd +	Banking	969,100	403,921
	Bank Of Communication +	Banking	364,000	280,062
	Belle International +	Consumer Retail	77,000	150,404
	China Mengniu Dairy +	Consumer Staple	47,000	144,722
	China Minsheng Banking +	Banking	627,000	648,067
	China Petroleum & Chemical +	Energy	752,000	797,797
	Dongfeng Motor Grp # +	Consumer Durables	94,000	183,714
	Dongyue Group # +	Chemicals	218,000	162,366
	Guandong Investment +	Utilities	410,000	301,186
	Jiangxi Copper Co +	Metals	72,000	173,196
	Lenovo Group +	Technology	394,000	377,649
	Lonking Holdings +	Capital Goods	346,000	125,044
	Picc Property & Casualty +	Insurance	231,000	288,149
	Shougang Fushan # +	Metals	398,000	138,982
	Tencent Holdings Ltd +	Technology	12,400	388,118
	Weichai Power Co Ltd # +	Consumer Durables	28,000	131,216

				5,104,736

COLUMBIA (1.2%)
	Ecopetrol Sa ADR #	Energy	5,700	368,790

CZECH REPUBLIC (1.1%)
	Philip Morris Cr As +	Consumer Staple	600	349,299

EGYPT (0.2%)
	Commercial Intl Bank +	Banking	15,800	66,886

INDIA (4.7%)
	Doctor Reddy’s Lab #	Health Care	9,200	311,236
	HDFC Bank Ltd ADR #	Banking	13,100	449,723
	Infosys Tech ADR #	Technology	5,900	279,070
	Tata Motors Ltd ADR #	Consumer Durables	12,800	380,800

				1,420,829

See Notes to Financial Statements

26	www.thomaswhitefunds.com

Investment Portfolio (Unaudited)	April 30, 2012

Country	Issue	Industry	Shares	Value

INDONESIA (5.5%)
	Astra Argo Lestari +	Consumer Staple	54,000	$125,852
	Astra Intl Tbk Pt +	Consumer Durables	22,000	169,655
	Bank Mandiri Tbk +	Banking	510,000	410,346
	Gudang Garam Tbk Pt +	Consumer Staple	45,000	289,390
	Indo Tambangraya +	Metals	81,000	350,293
	United Tractors Ord +	Capital Goods	107,000	343,673

				1,689,209

MALAYSIA (1.8%)
	Ammb Holdings Bhd +	Banking	148,000	305,768
	Axiata Group Berhad +	Communication	145,000	254,229

				559,997

MEXICO (7.3%)
	Alfa S A B -A	Industrial	18,100	258,564
	America Movil Sab	Communication	358,000	477,715
	Grupo Financiero Ban	Banking	73,000	353,926
	Grupo Mexico Sab	Metals	90,332	278,900
	Industrias Penoles S	Metals	10,000	467,862
	Mexichem Sab De Cv	Chemicals	32,500	120,942
	Walmart De Mexico V	Consumer Retail	96,000	274,714

				2,232,623

MOROCCO (0.5%)
	Attijariwafa Bank +	Banking	3,500	137,803

PERU (0.3%)
	Credicorp Ltd	Financial Div.	700	91,637

PHILIPPINES (0.7%)
	Philippines Long Distance +	Communication	3,400	208,342

POLAND (1.7%)
	Kghm Polska Miedz Sa +	Metals	5,700	251,469
	Synthos Sa +	Chemicals	140,000	270,998

				522,467

RUSSIA (6.8%)
	Gazprom Neft GDR +	Energy	10,800	266,950
	Lukoil Oao Spons GDR +	Energy	8,500	521,100
	Oao Gazprom GDR +	Energy	42,000	484,273
	Sberbank Spons GDR +	Banking	22,000	284,616
	Tatneft GDR +	Energy	13,900	516,035

				2,072,974

SOUTH AFRICA (8.6%)
	Absa Group Ltd +	Banking	10,700	220,395
	African Rainbow Minerals +	Metals	6,200	144,521
	Aspen Pharmacare +	Health Care	22,400	362,497
	Exxaro Resources Ltd +	Metals	8,300	221,236
	Mmi Holdings Ltd +	Insurance	102,000	229,939
	Mr Price Group Ltd +	Consumer Retail	12,550	169,935
	Mtn Group Ltd +	Communication	16,300	285,090

See Notes to Financial Statements

www.thomaswhitefunds.com	27

Thomas White Emerging Markets Fund

Country	Issue	Industry	Shares	Value

	Remgro Ltd +	Industrial	17,800	$301,713
	Tiger Brands +	Consumer Staple	5,300	194,512
	Truworths International +	Consumer Retail	13,900	148,489
	Woolworths Holdings +	Consumer Retail	53,700	336,006

				2,614,333

SOUTH KOREA (14.8%)
	Daelim Industrial Co +	Building	2,175	200,652
	Dongbu Insurance Co +	Insurance	2,500	99,669
	Gs Holdings +	Services	2,500	130,987
	Hyundai Dept Store +	Consumer Retail	1,700	239,177
	Hyundai Engineering +	Building	2,250	141,365
	Hyundai Heavy Indust +	Capital Goods	650	161,700
	Hyundai Marine & Fir +	Insurance	15,800	404,352
	Hyundai Mipo Dockyar +	Capital Goods	1,000	107,474
	Hyundai Motor Co +	Consumer Durables	1,500	354,674
	Kia Motors Corporati +	Consumer Durables	5,150	378,359
	Kt&G Corp +	Consumer Staple	4,875	334,956
	S1 Corporation +	Technology	3,300	164,820
	Samsung Electronic G +	Technology	2,105	1,284,969
	Sk C&C Co Ltd +	Services	3,025	249,470
	Sk Innovation Co Ltd +	Energy	800	111,003
	S-Oil Corp +	Energy	1,700	146,199

				4,509,826

TAIWAN (6.7%)
	Cheng Shin Rubber +	Consumer Durables	60,000	148,926
	Chinatrust Financial +	Banking	181,162	115,020
	Chunghwa Telecom Ltd #	Communication	9,300	288,114
	Hon Hai Precision In +	Technology	130,000	411,801
	Quanta Computer Inc +	Technology	134,000	350,571
	Synnex Technology In +	Technology	115,000	269,434
	Taiwan Semiconductor +	Technology	171,000	505,852

				2,089,718

THAILAND (3.7%)
	Adanced Info Service +	Communication	60,000	356,556
	Bangkok Bank +	Banking	52,300	329,746
	Charoen Pokphand Foods +	Consumer Staple	170,000	225,080
	Ptt Explor & Prod +	Energy	35,800	206,509

				1,117,891

TURKEY (1.8%)
	Akbank Tas +	Banking	23,900	88,571
	Haci Omer Sabanci Hl +	Industrial	20,900	86,733
	Koc Holdings +	Industrial	87,150	323,039
	Turkiye Garanti Bank +	Banking	11,700	42,964

				541,307

Total Common Stocks		(Cost $23,643,311)		29,358,101

See Notes to Financial Statements

28	www.thomaswhitefunds.com

Investment Portfolio (Unaudited)	April 30, 2012

Country	Issue	Industry	Shares	Value

PREFERRED STOCKS (1.6%)

BRAZIL (1.6%)
	Banco Bradesco Pref	Banking	31,100	$499,184

Total Preferred Stocks		(Cost $565,512)		499,184

SHORT TERM INVESTMENTS (15.0%)
			Principal Amount

	Northern Institutional Treasury Portfolio		$595,353	595,353

HELD AS COLLATERAL FOR SECURITIES LENDING	Northern Institutional Liquid Asset Portfolio		3,990,342	3,990,342

Total Short Term Investments		(Cost $4,585,695)		4,585,695

Total Investments	112.8%	(Cost $31,636,891)		$34,442,980
Other Assets, Less Liabilities:	(12.8)%			(3,899,296)
Total Net Assets:	100.0%			$30,543,684

*	Non-Income Producing Securities

#	All or a portion of securities on loan at April 30, 2012 - See Note 1 (g) to Financial Statements.

+	Fair Valued Security

ADR - American Depositary Receipt.

GDR - Global Depositary Receipt

See Notes to Financial Statements

www.thomaswhitefunds.com	29

Thomas White Emerging Markets Fund

The following table summarizes the inputs used, as of April 30, 2012, in valuing the Fund’s assets:

	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$3,659,434	$-------	$-------	$3,659,434
China	-------	5,104,736	-------	5,104,736
Columbia	368,790	-------	-------	368,790
Czech Republic	-------	349,299	-------	349,299
Egypt	-------	66,886	-------	66,886
India	1,420,829	-------	-------	1,420,829
Indonesia	-------	1,689,209	-------	1,689,209
Malaysia	-------	559,997	-------	559,997
Mexico	-------	2,232,623	-------	2,232,623
Morocco	-------	137,803	-------	137,803
Peru	91,637	-------	-------	91,637
Philippines	-------	208,342	-------	208,342
Poland	-------	522,467	-------	522,467
Russia	-------	2,072,974	-------	2,072,974
South Africa	-------	2,614,333	-------	2,614,333
South Korea	-------	4,509,826	-------	4,509,826
Taiwan	288,114	1,801,604	-------	2,089,718
Thailand	-------	1,117,891	-------	1,117,891
Turkey	-------	541,307	-------	541,307
Total Common Stocks	$5,828,804	$23,529,297	$-------	$29,358,101
Preferred Stocks
Brazil	$499,184	$-------	$-------	$499,184
Total Preferred Stocks	499,184	-------	-------	499,184
Short-Term Obligations	-------	4,585,695	-------	4,585,695
Total Investments	$9,327,988	$28,114,992	$-------	$34,442,980

For more information on valuation inputs, please refer to the accompanying Notes to Financial Statements.

The Fund’s assets assigned to Level 2 include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

See Notes to Financial Statements

30	www.thomaswhitefunds.com

THOMAS WHITE AMERICAN OPPORTUNITIES FUND	SYMBOL: TWAOX

Average Annual Returns as of April 30, 2012[1]
	6 month	YTD	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception (3/4/99)
American Opportunities Fund	11.32%	9.10%	0.84%	19.39%	0.53%	5.99%	6.80%
Russell Midcap Index	11.87%	12.56%	(0.03)%	22.99%	2.19%	8.03%	8.07%
S&P 500	12.77%	11.88%	4.75%	19.46%	1.00%	4.70%	2.77%

Performance data is based upon past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Please call 1-800-811-0535 to obtain performance data as of the most recent month-end. The Fund imposes a 2% redemption fee on shares held less than 60 days. Performance data does not reflect the redemption fee. If reflected, total returns would be lower. Investment performance reflects any fee waivers that were in effect. In the absence of such waivers, total return would have been reduced.

Operating Expenses (annualized)[2]
Six months ended April 30, 2012	1.35%

Portfolio Turnover
Six months ended April 30, 2012	17%

NAV	Net Assets	Redemption Fee	12b-1 Fees	Gross Annual Operating Expenses[3]	Net Annual Operating Expenses[4]
$14.26	$23.5 million	2.00% within 60 days	None	1.39%	1.35%

Mutual fund investing involves risk. Principal loss is possible. Investing in international markets may involve additional risks such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation. Investments in smaller companies involved additional risks such as limited liquidity and greater volatility.

1The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. These represent approximately 25% of the total market capitalization of the Russell 1000 Index. The S&P 500 Index measures the performance of 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities. Both indices are unmanaged and returns assume the reinvestment of dividends. It is not possible to invest directly in an index.

2In the absence of the expense reimbursement for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.39%.

3Gross Annual Operating Expense is based on the most recent prospectus and may differ from other expense ratios appearing in this report.

4The Advisor has contractually agreed to reimburse the American Opportunities Fund to the extent that the Fund’s total operating expenses exceed 1.35% of the Fund’s average daily net assets. This agreement expires on February 28, 2013 and automatically renews, unless terminated by the Fund’s Board of Trustees. The American Opportunities Fund has contractually agreed to repay the Advisor for amounts waived or reimbursed by the Advisor pursuant to the fee waiver/expense reimbursement agreement provided that such repayment does not cause the Fund to exceed this limit and the repayment is made within three years after the year in which the Advisor incurred the expense. In the absence of this reimbursement, performance would have been lower.

www.thomaswhitefunds.com	31

THOMAS WHITE AMERICAN OPPORTUNITIES FUND

GROWTH OF A $10,000 INVESTMENT WITH DIVIDENDS REINVESTED

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund, its primary benchmark, the Russell Midcap Index, and its secondary benchmark, the S&P 500 Index, since inception on March 4, 1999 through April 30, 2012. It assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable redemption fees. This chart does not imply future performance. Past performance does not guarantee future results. The cumulative return since inception was +137.93% for the Fund, +177.70% for the primary benchmark, and +11.88% for the secondary benchmark. The one-year return for the Fund was +0.84%. The Fund’s average annual total return was +6.80%. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. These represent approximately 25% of the total market capitalization of the Russell 1000 Index. The S&P 500 Index measures the performance of 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities. Both indices are unmanaged and returns assume the reinvestment of dividends. It is not possible to invest directly in an index. During the periods shown, the Fund’s manager reimbursed certain Fund expenses. Absent this reimbursement, performance would have been lower.

32	www.thomaswhitefunds.com

THOMAS WHITE AMERICAN OPPORTUNITIES FUND	SYMBOL: TWAOX

Portfolio Manager: Thomas S. White, Jr.

The Thomas White American Opportunities Fund primarily invests in equity securities of mid-size U.S. companies. The Fund may also invest in equity securities of smaller and larger size U.S. companies.

Performance Review

The Thomas White American Opportunities Fund returned +11.32% during the six-month period ended April 30, 2012 compared to +11.87% for Fund’s primary benchmark, the Russell Midcap Index, and +12.77% for the S&P 500 Index, the Fund’s secondary benchmark. In the trailing 1-year period, the Fund returned +0.84% against -0.03% and +4.75% for the primary and secondary benchmarks, respectively. Since its inception on February 28, 1999, the Fund has returned +6.80% annualized against +8.07% for the primary benchmark and +2.77% for the secondary benchmark.

U.S. Economic Recovery Continues, Though at a Moderate Pace

Domestic equity prices sustained gains during the six month period from November 2011 to April 2012 as the moderate U.S. economic recovery continued. Helped by the modest improvement in labor market conditions and signs of the housing market stabilizing, consumer spending continued to expand during the period. Though global growth has moderated, mostly due to the weakness in Europe, U.S. exports have seen steady growth during this period.

Gross Domestic Product (GDP) growth for the first quarter of 2012 came in at 2.2%, slower than the previous quarter’s 3.0%, on weaker than expected business investment and government spending. However, private consumption growth during the quarter was the strongest in nearly two years. This trend is also confirmed by the sustained growth in retail sales and demand for durables, especially automobiles, so far this year. The decline in government spending was mostly expected, as fiscal constraints continue to force the federal and state governments to limit spending.

The labor market saw hearty gains during the first three months of this year as the economy added, on average, more than 200,000 jobs every month. However, the pace of job additions slowed in April as the government sector saw higher than expected job losses. The unemployment rate has declined, though it remains substantially higher than pre-recession levels. Optimism in the labor market and the decline in gasoline prices helped lift consumer sentiment further in April.

Exports outpaced imports during the first quarter and climbed to a record monthly high in March. Corporate earnings growth remains healthy and even sectors that continue to face increased regulatory restrictions, such as banking and financial services, have seen margin improvements. Record high cash reserves are encouraging more companies to step up dividends and share repurchases, as merger and acquisitions activity has slowed in recent months.

The Federal Reserve indicated that it will likely hold interest rates low until the second half of 2014, though the central bank acknowledged the moderate improvement in

www.thomaswhitefunds.com	33

THOMAS WHITE AMERICAN OPPORTUNITIES FUND

economic conditions in recent months. Consumer inflation remains benign and, though global risks remain elevated, the Federal Reserve has not given any signal about the possibility of further quantitative easing programs.

Portfolio Review

Hotel operator and other hospitality services provider Wyndham Worldwide Corporation (+49.5%) was the best performer in the Fund portfolio during the review period, on a weighted basis, as strong demand growth allowed the company to lift its earnings guidance for the current year. Retail store operators Macy’s, Inc. (+34.4%) and Ross Stores, Inc. (+40.2%) added significant value to Fund returns on improved earnings expectations, as the companies have maintained above-average growth in same store sales from last year. Semiconductor fabrication equipment manufacturer Novellus Systems, Inc. (+35.5%) outperformed on its expected successful acquisition by larger rival Lam Research Corp. Distributor of industrial maintenance supplies W.W. Grainger, Inc. (+21.3%) outperformed after the company reaffirmed its 2012 earnings guidance on strong revenue growth during the first two months of this year. Credit card issuer and payment network operator Discover Financial Services (+43.9%) benefited from sustained buoyancy in consumer spending.

Coal miner Arch Coal, Inc. (-46.4%) was the largest detractor during the period, on a weighted basis, as coal prices remained subdued, as well as from the impact of increased EPA restrictions on new coal-fired power plants. Generic and brand pharmaceuticals manufacturer Watson Pharmaceuticals, Inc. (-13.5%) detracted from Fund returns after it issued lower than expected 2012 revenue forecasts, even as it is reportedly in discussions to acquire a European generics drug manufacturer. Global business advisory firm FTI Consulting, Inc. (-7.8%) was affected by slowing growth in organic revenues and concerns over lower margins due to increased employee costs. Automotive power train and safety equipment manufacturer Federal-Mogul Corporation (-23.2%) lost value as first quarter earnings declined on higher costs. Oil & gas producer and contract drilling services provider Unit Corporation (-13.9%) underperformed on concerns that lower natural gas prices would restrict earnings growth. Electric utility Great Plains Energy, Inc. (-3.6%) underperformed after the company lowered its 2012 earnings guidance as a result of the shutdown of a partially-owned nuclear power plant in Kansas for 10 weeks during the quarter.

Political Will Needed to Forge Policy Consensus and Avoid the Fiscal Cliff

While other issues in the presidential election cycle have attracted some of the attention away from the fiscal policy debate, political divisions over extending some of the tax reductions and delaying the spending cuts are likely to reemerge later this year. The lower personal income tax rates introduced during the first half of the last decade are set to expire by the end of this year. At the same time, if Congress is unable to agree on ways to contain the fiscal deficit, automatic spending cuts put in place as part of last year’s agreement to increase the federal borrowing limit will kick in by early next year. The Congressional Budget Office has warned that if the lower tax rates are not retained and the spending cuts are avoided, the economy will likely slip into a recession next year. It will take considerable political

34	www.thomaswhitefunds.com

APRIL 30, 2012

will to forge a consensus on the necessary policies that will ensure long-term fiscal health, while at the same time limit the damage to short term economic growth.

Sales and price trends from the housing market so far this year suggest that the sector is gradually stabilizing. While the monthly data have been too inconsistent to signal a recovery, it is now widely accepted that conditions have stopped deteriorating. Sales of existing homes have seen moderate gains and housing starts indicate growing confidence among builders, though activity is mostly limited to multi-family units that are seeing strong rental demand. Prices have stabilized in most cities and mortgage rates remain very low. Even if the housing recovery continues to be slow-paced, it is unlikely that the sector will remain a drag on overall economic growth as in recent years.

Conditions remain relatively favorable for the manufacturing sector, as domestic demand growth has offset the somewhat clouded outlook for exports. Costs, including wages, have fairly been under control, and have helped domestic manufacturers remain competitive. Unless there is significant erosion in domestic consumer sentiment, both manufacturing and services sectors are expected to see continued expansion this year. On the export front, while demand from Europe will likely remain subdued, emerging market demand growth is expected to sustain even if aggregate GDP growth slows in those countries.

We thank you for investing in Thomas White American Opportunities Fund. While the pace of the U.S. economic recovery has moderated recently, the economy continues to perform relatively better than most other developed countries. We believe that the improved balance sheet strength and record levels of cash reserves will likely help American corporations during periods of slower than expected economic growth.

Portfolio Sector Allocation and Market Cap Mix as of April 30, 2012

Sector Allocation	% of TNA
Aerospace	1.0%
Banking	2.1%
Building	1.2%
Capital Goods	1.8%
Chemicals	2.6%
Communication	1.1%
Consumer Durables	1.2%
Consumer Retail	7.9%
Consumer Staple	6.2%
Energy	5.9%
Financial Div.	11.0%

Sector Allocation	% of TNA
Health care	8.5%
Industrial	6.5%
Insurance	6.1%
Metals	1.4%
Services	11.3%
Technology	15.2%
Transportation	0.7%
Utilities	7.0%
Cash & Other	1.3%

Portfolio Market Cap Mix	% of TNA
Large Cap (over $15.8 billion)	15.8%
Mid Cap ($1.9-15.8 billion)	78.7%
Small Cap (under $1.9 billion)	4.2%
Cash & Other	1.3%

TNA - Total Net Assets

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any securities. For a complete list of fund holdings, please refer to the Schedule of Investments section of this report.

www.thomaswhitefunds.com	35

Thomas White American Opportunities Fund

Sector	Issue	Shares	Value

COMMON STOCKS (98.7%)

AEROSPACE (1.0%)
	L-3 Communications	3,250	$239,005

BANKING (2.1%)
	First Horizon Nation	8,110	74,450
	First Republic Bank	2,400	79,272
	Regions Financial Co	13,900	93,686
	Washington Federal	14,500	254,330

			501,738

BUILDING (1.2%)
	Chicago Bridge & Iron	3,850	171,017
	Owens Corning *	3,100	106,485

			277,502

CAPITAL GOODS (1.8%)
	Agco Corporation *	4,150	193,265
	CNH Global	5,250	240,292

			433,557

CHEMICALS (2.6%)
	CF Industries Holding	2,400	463,344
	Cytec Industries	2,150	136,676

			600,020

COMMUNICATION (1.1%)
	Virgin Media	10,550	259,636

CONSUMER DURABLES (1.2%)
	Federal Mogul Corp *	8,350	108,133
	Thor Industries	4,800	162,384

			270,517

CONSUMER RETAIL (7.9%)
	Foot Locker	5,350	163,657
	Genuine Parts Co	7,350	476,133
	Macy’s Inc	17,550	719,901
	Ross Stores	8,100	498,150

			1,857,841

CONSUMER STAPLES (6.2%)
	Conagra Inc	7,650	197,523
	Dr Pepper Snapple	6,150	249,567
	Reynolds American	15,200	620,616
	Jm Smucker Company	4,750	378,243

			1,445,949

ENERGY (5.9%)
	Cameron Intl *	3,850	197,312
	Seacor Holdings *	2,250	209,092

See Notes to Financial Statements

36	www.thomaswhitefunds.com

Investment Portfolio (Unaudited)	April 30, 2012

Sector	Issue	Shares	Value

	Mcdermott Intl *	17,050	$192,665
	Murphy Oil	5,400	296,838
	Plains Exploration *	8,050	328,843
	Unit *	4,100	173,225

			1,397,975

FINANCIAL DIVERSIFIED (11.0%)
	Ameriprise Financial	6,900	374,049
	Alexandria Real Estate	6,000	449,520
	Discover Financial Services	9,750	330,525
	Hcp Inc	7,700	319,165
	Kimco Realty Corp	10,800	209,628
	Realty Income Corp	13,850	544,859
	Senior Housing Properties	16,900	373,152

			2,600,898

HEALTH CARE (8.5%)
	Bio-Rad Labs *	1,625	175,484
	Celgene Corporation *	3,800	277,115
	Health Net *	3,200	113,952
	Humana Inc	5,200	419,536
	Mylan *	16,150	350,293
	St. Jude Medical Inc	4,500	174,240
	SXC Health Solutions *	2,200	199,276
	Zimmer Holdings Inc	4,850	305,211

			2,015,107

INDUSTRIAL (6.5%)
	Eaton Corp	9,900	476,982
	Greif Inc Cl A	1,750	93,870
	KBR Inc	11,450	387,697
	Sealed Air Corp	8,250	158,235
	Timken Co	7,350	415,349

			1,532,133

INSURANCE (6.1%)
	Allied World	7,350	528,906
	Reinsurance Group	5,350	311,049
	Torchmark Corp.	6,525	317,833
	Unum Group	11,500	273,010

			1,430,798

METALS (1.4%)
	Arch Coal	19,300	188,368
	Cliffs Natural	2,200	136,972

			325,340

SERVICES (11.3%)
	Aaron’s Inc	9,350	254,039
	Autonation Inc *	6,950	240,331
	Brinker Intl Inc	5,100	160,497

See Notes to Financial Statements

www.thomaswhitefunds.com	37

Thomas White American Opportunities Fund

Sector	Issue	Shares	Value

	FTI Consulting *	12,500	$454,250
	WW Grainger Inc	3,300	685,806
	Liberty Media Corp *	2,350	205,484
	URS Corporation	2,850	117,734
	Wyndham Wrldwide	10,550	531,087

			2,649,228

TECHNOLOGY (15.2%)
	Accenture Plc	6,750	438,412
	Adobe Systems *	15,500	520,025
	Avnet Inc *	7,750	279,620
	Cypress Semiconducto	18,950	293,914
	DST Systems Inc	8,350	467,433
	Fiserv Corp *	7,750	544,748
	Novellus Systems *	13,450	629,460
	Perkin Elmer	5,350	147,660
	Zebra Tech Cl A *	6,350	246,316

			3,567,588

TRANSPORTATION (0.7%)
	Kirby Corp *	2,350	155,969

UTILITIES (7.0%)
	CMS Energy Corp	25,350	582,796
	DTE Energy Company	7,000	394,660
	Entergy Corporation	4,550	298,298
	Great Plains Energy	17,950	366,539

			1,642,293

Total Common Stocks		(Cost $18,900,179)	23,203,094

SHORT TERM INVESTMENTS (1.4%)
		Principal Amount

	American Family Financial Services Demand Note 0.10%, due 6/21/2012	$323,977	$323,977

Total Short Term Investments		(Cost $323,977)	323,977

Total Investments:	100.1%	(Cost $19,224,155)	$23,527,071
Other Assets, Less Liabilities:	(0.1)%		(30,193)
Total Net Assets:	100.0%		$23,496,878

*	Non-Income Producing Securities

See Notes to Financial Statements

38	www.thomaswhitefunds.com

THOMAS WHITE FUNDS

Statements of Assets and Liabilities

April 30, 2012 (Unaudited)

	International Fund		Emerging Markets Fund		American Opportunities Fund
ASSETS
Investments in securities at market value[1]	$	629,640,410	$	34,442,980	$	23,527,071
Receivables:
Dividends and interest		3,411,167		144,673		18,821
Reclaims		722,404		29,070		-------
Fund shares sold		578,102		-------		-------
Due from manager		-------		7,289		772
Prepaid expenses		73,648		17,098		2,049
Total assets		634,425,731		34,641,110		23,548,713

LIABILITIES
Management fees		428,453		24,545		18,810
Accrued expenses		310,219		42,958		33,024
Payable for securities purchased		1,250,899		-------		-------
Payable for fund share redeemed		54,985		-------		-------
Collateral on loaned securities[2]		42,680,899		3,990,342		-------
Capital gains tax provision		270,156		39,582		-------
Total liabilities		44,995,611		4,097,427		51,834

NET ASSETS
Source of Net Assets:
Net capital paid in on shares of beneficial interest		547,984,972		27,588,448		17,543,429
Undistributed net investment income		5,042,438		119,771		93,902
Accumulated net realized income/(loss)		(30,008,896)		29,376		1,556,630
Net unrealized appreciation on investments and foreign currency translations		66,411,605		2,806,089		4,302,917
Net assets	$	589,430,119	$	30,543,684	$	23,496,878
Shares outstanding[3]		35,772,829		2,682,726		1,647,383
Net asset value and offering price per share	$	16.48	$	11.39	$	14.26
1 Cost Basis: International Fund: $563,220,680 Emerging Markets Fund: $31,636,891 American Opportunities Fund: $19,224,155
2 Value of securities out on loan at 4/30/2012: International Fund: $40,304,349 Emerging Markets Fund: $3,873,312
3 There are an unlimited number of $.01 par value shares of beneficial interest authorized.
See Notes to Financial Statements.

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THOMAS WHITE FUNDS

Statements of Operations

Period Ended April 30, 2012 (Unaudited)

	International Fund			Emerging Markets Fund			American Opportunities Fund
INVESTMENT INCOME
Income:
Dividends	$	8,408,201	[1]	$	336,898	[1]	$	222,327
Interest		46,985			5,991			171
Total investment income		8,455,186			342,889			222,498
Expenses:
Investment management fees		2,531,504			145,311			111,048
Accounting, administration and compliance fees		285,077			17,159			13,108
Custodian fees		191,440			30,302			2,180
Transfer agent fees		72,993			10,191			185
Trustees’ fees and expenses		20,913			2,067			343
Audit fees and expenses		35,719			14,924			7,972
Registration fees		41,940			11,476			14,117
Printing expenses		34,451			3,767			203
Legal fees and expenses		103,065			5,970			2,201
Other expenses		94,919			10,291			3,681
Total expenses		3,412,021			251,458			155,038
Reimbursement from Investment Manager		-------			(33,491)			(5,122)
Net expenses		3,412,021			217,967			149,916
Net investment income		5,043,165			124,922			72,582

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments & foreign currency transactions		18,243,573			68,998			767,971
Net change in unrealized appreciation on investments and foreign currency translations		41,227,137			1,855,395			1,560,979
Net gain on investments		22,983,564			1,924,393			2,328,950
Net increase in net assets from operations	$	28,026,729		$	2,049,315		$	2,401,532
1 Net of foreign taxes withheld of: International Fund: $451,770 Emerging Markets Fund: $13,256
See Notes to Financial Statements.

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THOMAS WHITE FUNDS

Statements of Changes in Net Assets (Unaudited)

		International Fund				Emerging Markets Fund
		Six Months Ended April 30, 2012		Year Ended October 31, 2011		Six Months Ended April 30, 2012		Year Ended October 31, 2011
Change in net assets from operations:
Net investment income	$	5,043,167	$	8,808,783	$	124,922	$	441,461
Net realized gain/(loss)		(18,243,573)		20,582,344		68,998		69,486
Net unrealized appreciation (depreciation) on investments		41,227,137		(58,452,389)		1,855,393		(3,804,370)
Net increase (decrease) in net assets from operations		28,026,731		(29,061,262)		2,049,313		(3,293,423)
Distributions to shareholders:
From net investment income		-------		(8,819,119)		-------		(447,129)
Return of capital		-------		-------		-------		(57,237)
Total distributions		-------		(8,819,119)				(504,366)
Fund share transactions		83,148,320		30,954,617		117,284		3,976,223
Total increase (decrease)		111,175,051		(6,925,764)		2,166,597		178,433
Net assets:
Beginning of period		478,255,068		485,180,832		28,377,087		28,198,654
End of period	$	589,430,119	$	478,255,068	$	30,543,684	$	28,377,087
Undistributed net investment income	$	5,042,438	$	-------	$	119,771	$	(5,150)

	American Opportunities Fund
		Six Months Ended April 30, 2012		Year Ended October 31, 2011
Change in net assets from operations:
Net investment income	$	72,583	$	227,937
Net realized gain/(loss)		767,971		2,771,186
Net unrealized appreciation (depreciation) on investments		1,560,979		(1,318,436)
Net increase (decrease) in net assets from operations		2,401,533		1,680,687
Distributions to shareholders:
From net investment income		-------		(209,820)
Return of capital		-------		(788,667)
Total distributions		-------		(998,487)
Fund share transactions		23,325		(1,157,188)
Total increase (decrease)		2,424,858		(474,990)
Net assets:
Beginning of period		21,072,020		21,547,010
End of period	$	23,496,878	$	21,072,020
Undistributed net investment income	$	93,902	$	21,249
See Notes to Financial Statements.

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Notes to Financial Statements Period Ended April 30, 2012 (Unaudited)

NOTE 1. SUMMARY OF ACCOUNTING POLICIES

Lord Asset Management Trust (the “Trust”) was organized as a Delaware business trust on February 9, 1994, as an open-end diversified management investment company. The Trust currently has three series of shares - the Thomas White International Fund (the “International Fund”), which commenced operations on June 28, 1994, the Thomas White Emerging Markets Fund (the “Emerging Markets Fund”), which commenced operations on June 28, 2010, and the Thomas White American Opportunities Fund (the “American Opportunities Fund”), which commenced operations on March 4, 1999, collectively referred to as the “Funds”. The investment objective of each Fund is to seek long-term capital growth. The International Fund will primarily invest in equity securities of companies located in the world’s developed countries outside of the U.S. The Emerging Markets Fund will primarily in securities of companies located in or whose businesses are closely associated with the world’s emerging markets countries. The American Opportunities Fund primarily invests in U.S. equity securities, with a focus on mid-size and small companies. The following is a summary of significant accounting policies followed in the preparation of its financial statements.

(A) VALUATION OF SECURITIES

Securities listed or traded on a recognized national or foreign stock exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. Over-the-counter securities and listed securities for which no closing sale price is reported are valued at the mean between the last current bid and asked price. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees. The Trust has retained an independant statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. Short-term investments are valued at amortized cost, which combined with accrued interest, approximates market value.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date. In determining fair value, the Fund uses various valuation approaches. A three-tiered fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by generally requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

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Notes to Financial Statements Period Ended April 30, 2012 (Unaudited)

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 - Valuations based on unadjusted quoted prices in active markets for identical assets.

Level 2 - Valuations based on quoted prices for similar securities or in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The following table summarizes the Fund’s investments as of April 30, 2012, based on the inputs used to value them:

	International Fund	Emerging Markets Fund	American Opportunities Fund
Level 1 - Common Stocks	$62,016,252	$5,828,804	$23,203,094

Preferred Stocks	13,190,444	499,184	-------

Total Level 1	72,206,696	6,327,988	23,203,094

Level 2 - Common Stocks	496,165,328	23,529,298	-------

Variable Rate Demand Notes	-------	-------	323,977

Time Deposits	58,268,386	-------	-------

Money Market Funds		4,585,695

Total Level 2	554,433,714	28,114,992	323,977

Level 3 - Common Stocks	-------	-------	-------

Total	629,640,410	34,442,980	23,527,071

The Fund’s assets assigned to Level 2 include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. In addition, no transfers in and/or out between Levels 1 and 2 were observed based on daily statistical pricing employed.

(B) FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells a foreign security it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transaction.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market

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Notes to Financial Statements Period Ended April 30, 2012 (Unaudited)

prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized gain (loss) on investments and foreign currency transactions include those gains and losses arising from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on investments and foreign currency translations include the changes in the value of assets and liabilities other than investments in securities at the end of the fiscal year, resulting from changes in the exchange rates.

(C) INCOME TAXES

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to its shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

The Funds have reviewed all open tax years and major jurisdictions and concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for exam by taxing authorities and, as of October 31, 2011, open Federal tax years include the tax years ended October 31, 2008 through 2011. The Funds have no examinations in progress and is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Realized gains in foreign countries may be subject to taxes at the fund level, at rates ranging from approximately 10% to 15%. The Funds accrue for such foreign taxes on net realized and unrealized gains at the appropriate rate for each country.

(D) USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the year. Actual results could differ from these estimates.

(E) SECURITY TRANSACTIONS AND INVESTMENT INCOME

Security transactions are accounted for on a trade date basis. Interest is accrued on a daily basis and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded when the information is available to the Fund. Realized gains and losses are determined using specific identification.

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Notes to Financial Statements Period Ended April 30, 2012 (Unaudited)

(F) DISTRIBUTIONS TO SHAREHOLDERS

The Funds usually declare and pay dividends from net investment income annually, but may be more frequent to avoid excise tax. Distributions of net realized capital gains, if any, will be distributed at least annually.

(G) SECURITIES LENDING

The Funds may lend investment securities to investors who borrow securities in order to complete certain transactions. By lending investment securities, a Fund attempts to increase its net investment income through the receipt of interest earned on loan collateral. Any increase or decline in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would be for the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risk may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. It is each Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

Funds that lend securities receive cash as collateral. Initial collateral levels shall not be less than 102% of the market value of the borrowed securities (105% if the collateral and the borrowed securities are denominated in different currencies). Marking to market is performed every business day (subject to de minimis rules of change in market value) for each Fund and each borrower is required to deliver additional collateral when necessary so that the total collateral held in the account for all loans of the Fund to the borrower will not be less than 100% of the market value of all the borrowed securities loaned to the borrower by the Fund. Any cash received as collateral is invested by the securities lending agent in accordance with pre-established guidelines as set forth in the securities lending agreement. A portion of the interest received on the loan collateral is retained by the Fund and the remainder is rebated to the borrower of the securities. From the interest retained by the Funds, 50% is paid to the securities lending agent for the International Fund and Emerging Markets Fund for its services. The net amount of interest earned, after the interest rebate and the allocation to the securities lending agent, is included in the statement of operations as interest income. The value of loaned securities and related collateral outstanding at April 30, 2012, are as follows:

Portfolio	Value of Loaned Securities	Value of Collateral
International Fund	$40,304,349	$42,680,899

Emerging Markets Fund	$3,873,312	$3,990,342

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Notes to Financial Statements Period Ended April 30, 2012 (Unaudited)

The International Fund and the Emerging Markets Fund have earned interest income on securities lending (after rebates to borrowers and allocation to the securities lending agent) as follows:

Portfolio	Net Interest Earned by Portfolio
International Fund	$50,036

Emerging Markets Fund	$3,608

(H) REDEMPTION FEE

The Funds assess a 2% fee on redemptions (including exchanges) of Fund shares held for less than sixty days. Redemption fees are paid to each Fund to help offset transaction costs and to protect the Fund’s long-term shareholders. Each Fund will use the “first-in, first-out” (FIFO) method to determine the sixty-day holding period. Under this method, the date of the redemption or exchange will be compared to the earliest purchase date of shares held in the account. If this holding period is less than sixty days, the fee will be charged. The International Fund charged $69,105 in redemption fees for the period ended April 30, 2012, which were included in net capital paid.

NOTE 2. SIGNIFICANT SHAREHOLDER

At April 30, 2012, the American Opportunities Fund and the Emerging Markets Fund had two shareholders who held 30.4% and 38.0%, respectively, of each Fund’s outstanding shares. Investment activities of these shareholders could have a material effect on each Fund.

The Advisor, Thomas White International, Ltd., held 8.9% of the outstanding shares of the Emerging Markets Fund.

NOTE 3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

As of April 30, 2012, there were an unlimited number of $.01 par value shares of beneficial interest authorized. Transactions are summarized as follows:

International Fund
	Six Months Ended April 30, 2012^			Year Ended October 31, 2011
	Shares		Amount	Shares		Amount
Shares sold	9,724,050	$	156,692,307	7,995,363	$	136,427,018
Shares issued on reinvestment of dividends & distributions	-------		-------	552,981		8,548,470
Shares redeemed	(4,705,919)		(73,543,986)	(6,726,485)		(114,020,871)
Net increase	5,018,131	$	83,148,321	1,785,859	$	30,954,617

^	Unaudited

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Notes to Financial Statements Year Ended April 30, 2012 (Unaudited)

Emerging Markets Fund
	Six Months Ended April 30, 2012^			Year Ended October 31, 2011
	Shares		Amount	Shares		Amount
Shares sold	10,515	$	117,612	287,693	$	3,503,765
Shares issued on reinvestment of dividends & distributions	-------		-------	47,853		504,368
Shares redeemed	29		328	(2,986)		(31,911)
Net increase	10,486	$	117,284	332,560	$	3,976,222

American Opportunities Fund
	Six Months Ended April 30, 2012^			Year Ended October 31, 2011
	Shares		Amount	Shares		Amount
Shares sold	8,630	$	116,781	14,435	$	195,650
Shares issued on reinvestment of dividends & distributions	-------		-------	78,341		994,926
Shares redeemed	(6,772)		(93,456)	(166,963)		(2,347,764)
Net increase/ (decrease)	1,858	$	23,325	(74,187)	$	(1,157,188)

^	Unaudited

NOTE 4. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund pays a monthly investment management fee to Thomas White International, Ltd. (the “Advisor”) at the rate of 1/12% of the Fund’s average daily net assets, which is equivalent to 1% of the Fund’s average daily net assets annually. For the period from March 1, 2012 through February 28, 2013, the Advisor has contractually agreed to reimburse its management fee for the International Fund, the Emerging Markets Fund, and the American Opportunities Fund to the extent that the total operating fees exceeded 1.40%, 1.50%, and 1.35% of the respective Fund’s average daily net assets. These expense limitation agreements to reimburse fees renew automatically on an annual basis unless the Advisor gives written notice to end them.

The Advisor may recoup any waived amount from a Fund pursuant to the expense limitation agreements if such reimbursement does not cause the Fund to exceed existing expense limitations and the reimbursement is made within three years after the year in which the Advisor incurred the expense. As of April 30, 2012, the International, Emerging Markets and American Opportunities Funds had the following amounts (and year of expiration) subject to repayment to the Advisor:

	Year Fees Waived		Repayment Expires	Balance
International Fund	2010	*	2013	$0
	2011		2014	$0
	2012		2015	$0

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Notes to Financial Statements Period Ended April 30, 2012 (Unaudited)

	Year Fees Waived		Repayment Expires	Balance
Emerging Markets Fund	2010	**	2013	$19,096
	2011		2014	$102,297
	2012		2015	$59,272

American Opportunities Fund	2011	***	2014	$5,348
	2012		2015	$5,122

*	For the period March 1, 2010, the initial date of the agreement, through October 31, 2010.

**	For the period June 28, 2010, the initial date of the agreement, through October 31, 2010.

***	For the period March 1, 2011, the initial date of the agreement, through October 31, 2011.

Each Fund pays a fee to the Advisor for certain fund accounting, fund administration and compliance services. For accounting services, the Funds pay a combined $75,000 fee that is prorated based on each Fund’s assets for the first $75,000,000 in individual assets. The International Fund pays 0.0225% of average daily net assets over the next $175 million in assets and 0.0125% of average daily net assets on the remaining balance. The Emerging Markets Fund pays 0.0225% of average daily net assets over the next $175 million in assets and 0.0125% of average daily net assets on the remaining balance. The American Opportunities Fund pays 0.015% of average daily net assets over the next $175 million in assets and 0.01% of average daily net assets on the remaining balance.

For fund administration, the Funds pay a combined $75,000 minimum fee that is prorated based on each Fund’s assets for the first $75,000,000 in individual assets. The International Fund then pays 0.09% of average daily net assets over the next $150 million in assets, 0.08% of average daily net assets over the next $300 million in assets, 0.06% of average daily net assets over the next $500 million in assets and 0.04% of average daily net assets on the remaining balance. The Emerging Markets Fund then pays 0.09% of average daily net assets over the next $150 million in assets, 0.08% of average daily net assets over the next $300 million in assets, 0.06% of average daily net assets over the next $500 million in assets and 0.04% of average daily net assets on the remaining balance. The American Opportunities Fund pays 0.08% of average daily net assets over the next $150 million in assets, 0.07% of average daily net assets over the next $300 million in assets, 0.06% of average daily net assets over the next $500 million in assets and 0.04% of average daily net assets on the remaining balance.

Each Fund also pays an annual fee of 0.01% of each Fund’s average daily net assets for compliance and legal administration services.

NOTE 5. CUSTODIAN AND TRANSFER AGENT FEES

Custodian Fees - Northern Trust is the custodian for the International Fund and Emerging Markets Funds. U.S. Bank is the custodian for the American Opportunities Fund. Northern Trust bills the International Fund and the Emerging Markets Fund quarterly based on the value of their holdings as of the previous quarter end plus transaction fees. U.S. Bank bills the American Opportunities Fund monthly based on the ending value of its holdings plus transaction fees.

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Notes to Financial Statements Period Ended April 30, 2012 (Unaudited)

Transfer Agent - U.S. Bancorp serves as the Funds’ transfer agent. Under the terms of the transfer agent agreement, U.S. Bancorp is entitled to $21,000 per year for the International Fund and $10,000 per year, per fund, for the Emerging Markets Fund and the American Opportunities Fund. In addition, U.S. Bancorp is entitled to account-based fees along with reimbursement of out-of-pocket expenses incurred in providing transfer agent services.

NOTE 6. INVESTMENT TRANSACTIONS

During the period ended April 30, 2012 the cost of purchases and the proceeds from sales of investment securities, other than short-term investments, were as follows:

Fund	Purchases	Sales
International Fund	$274,185,444	$195,307,798

Emerging Markets Fund	9,697,429	9,320,738

American Opportunities Fund	3,877,875	3,781,985

At April 30, 2012, the aggregate gross unrealized appreciation and depreciation of portfolio securities, based upon cost for federal income tax purposes, were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
International Fund	$563,220,680	$85,476,833	$(19,065,229)	$66,411,604

Emerging Markets Fund	31,636,891	4,596,990	(1,790,902)	2,806,088

American Opportunities Fund	19,191,187	4,781,698	(478,783)	4,302,915

Distributions to Shareholders

The Funds will distribute net investment income and net realized gains, if any, at least once a year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book/tax” differences are either temporary or permanent in nature and are primarily due to differing treatments for futures and option transactions, foreign currency transactions, passive foreign investment companies and losses deferred due to wash sales. Permanent differences, primarily due to reclassification of REIT income, resulted in reclassifications among the Funds’ components of net assets at October 31, 2011, the Funds’ tax year-end. For the American Opportunities Fund, permanent differences resulted in reclassification of $11,646 in undistributed net investment income, $8 in accumulated net realized gain, and $(11,654) in paid-in-surplus. There were no permanent differences for the International Fund and Emerging Markets Fund.

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Notes to Financial Statements Period Ended April 30, 2012 (Unaudited)

	Undistributed Ordinary Income	Undistributed Long-term Gains	Unrealized Appreciation	Capital Loss Carryforwards	Total Distributable Earnings
International Fund	$-------	$-------	$66,411,604	$(11,495,126)	$54,916,478

Emerging Markets Fund	(5,192)	-------	2,806,088	-------	2,800,896

American Opportunities Fund	15,365	-------	4,302,915	-------	4,318,280

As of October 31, 2011, the Funds had tax basis capital losses, which may be carried forward up to eight years to offset future capital gains. Such losses expire as follows:

Expiration Date	International Fund
10/31/2017	$11,495,126
10/31/2018	0

10/31/2019	0
Total	11,495,126

On Dec. 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act makes changes to several tax rules impacting the Funds, In general, the provisions of the Act will be effective for the Funds’ fiscal year ending October 31, 2012. Although the Act provides several benefits, including the unlimited carry-over of future capital losses, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryovers may expire without being utilized due to the fact that post enactment losses get utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Funds, if any, will be contained within the notes to the audited financial statements for the 2012 fiscal year.

The tax character of distributions paid during the year ended October 31, 2011 were as follows:

	Ordinary Income	Return of Capital	Long-term Capital Gains	Total Distributions
International Fund	$8,819,119	$-------	$-------	$8,819,919

Emerging Markets Fund	447,170	-------	57,196	504,366

American Opportunities Fund	199,211	-------	799,276	998,487

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Notes to Financial Statements Period Ended April 30, 2012 (Unaudited)

NOTE 7. SUBSEQUENT EVENTS

In connection with the preparation of the financial statements of the Funds as of and for the six month period ended April 30, 2012, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Subsequent to the close of the fiscal period, the Board of Trustees of the Trust approved the following changes with respect to the Funds:

•

the implementation a multi-class plan for the Trust pursuant to Rule 18f-3 under the Investment Company Act of 1940 (“1940 Act”) pursuant to which the Funds are authorized to issue their shares in multiple classes with varying distribution and service fees per class;

•	the re-designation of the existing share class of each Fund as Investor Class shares;

•	the adoption of revised Investment Advisory Agreements between the Funds and the Advisor in order to reduce the investment advisory fees payable under the Agreements;

•	the appointment of the Advisor as business manager to the funds pursuant to a Business Management Agreement between the Trust, on behalf of each Fund, and the Advisor;

•	the adoption of new Expense Limitation Agreements that would lower the expense caps for the Funds;

•	the appointment of U.S. Bancorp Fund Services, LLC (“USBFS”) as administrator and accounting agent for the Funds;

•	the adoption of a new Service and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the International Fund and the Emerging Markets Fund; and

•	the adoption of a new Administrative Services Plan for the International Fund and the Emerging Markets Fund.

These changes are expected to take effect on or about September 1, 2012.

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Period Ended April 30, 2012 (Unaudited)

FINANCIAL HIGHLIGHTS

International Fund
	Six Months Ended April 30, 2012^		Year Ended October 31, 2011		Year Ended October 31, 2010		Year Ended October 31, 2009		Year Ended October 31, 2008
Per share operating performance (For a share outstanding throughout the year)
Net asset value, beginning of year	$	15.55	$	16.75	$	14.50	$	11.74	$	22.51

Income from investment operations:
Net investment income		0.18		0.29		0.21		0.19		0.27
Net realized and unrealized gains (losses)		0.75		(1.20)		2.25		2.76		(10.79)
Total from investment operations		0.93		(0.91)		2.46		2.95		(10.52)

Distributions:
From net investment income		-------		(0.29)		(0.21)		(0.19)		(0.25)
From net realized gains		-------		-------		-------		-------		-------
Total distributions		-------		(0.29)		(0.21)		(0.19)		(0.25)
Change in net asset value for the year		0.93		(1.20)		2.25		2.76		(10.77)
Net asset value, end of year	$	16.48	$	15.55	$	16.75	$	14.50	$	11.74
Total Return		5.98%		(5.42)%		16.88%		25.15%		(46.69)%

Ratios/supplemental data
Net assets, end of year (000)	$	589,422	$	478,255	$	484,822	$	359,704	$	187.998

Ratio to average net assets:
Expenses		1.31%		1.34%		1.38%		1.46%		1.47%
Net investment income/loss		1.94%		1.70%		1.31%		1.80%		1.49%
Portfolio turnover rate		39%		41%		44%		59%		54%

^	Unaudited

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Period Ended April 30, 2012 (Unaudited)

Emerging Markets Fund
		Six Months Ended April 30, 2012^		Year Ended October 31, 2011		Period Ended October 31, 2010*
Per share operating performance (For a share outstanding throughout the period/year)
Net asset value, beginning of period/year	$	10.62	$	12.05	$	10.00

Income from investment operations:
Net investment income		0.05		0.17		0.02
Net realized and unrealized gains (losses)		0.72		(1.41)		2.05
Total from investment operations		0.77		(1.24)		2.07

Distributions:
From net investment income		-------		(0.17)		(0.02)
From net realized gains		-------		(0.02)		-------
Total distributions		-------		(0.19)		(0.02)
Change in net asset value for the year		0.77		(1.43)		2.05
Net asset value, end of year	$	11.39	$	10.62	$	12.05
Total Return		7.25%		(10.62)%		20.71%

Ratios/supplemental data
Net assets, end of year (000)	$	30,544	$	28,377	$	28,199

Ratio to average net assets:
Expenses (net of reimbursement)		1.50%		1.50%		1.50%
Expenses (prior to reimbursement)		1.73%		1.84%		1.72%
Net investment income (net of reimbursement)		0.86%		1.43%		0.57%
Net investment income (prior to reimbursement)		0.63%		1.10%
Portfolio turnover rate		33%		33%		4%

*	The Emerging Markets Fund commenced operations on June 28, 2010.

^	Unaudited

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Period Ended April 30, 2012 (Unaudited)

FINANCIAL HIGHLIGHTS

American Opportunities Fund
		Six Months Ended April 30, 2012^		Year Ended October 31, 2011		Year Ended October 31, 2010		Year Ended October 31, 2009		Year Ended October 31, 2008
Per share operating performance (For a share outstanding throughout the year)
Net asset value, beginning of year	$	12.81	$	12.53	$	10.25	$	10.01	$	15.44

Income from investment operations:
Net investment income		0.04		0.13		0.09		0.08		0.05
Net realized and unrealized gains (losses)		1.41		0.78		2.28		0.28		(5.43)
Total from investment operations		1.45		0.91		2.37		0.36		(5.38)

Distributions:
From net investment income		-------		(0.13)		(0.09)		(0.08)		(0.05)
From net realized gains		-------		(0.50)		-------		-------		-------
Tax return of capital		-------		-------		-------		(0.04)		-------
Total distributions		-------		(0.63)		(0.09)		(0.12)		(0.05)
Change in net asset value for the year		1.45		0.28		2.28		0.24		(5.43)
Net asset value, end of year	$	14.26	$	12.81	$	12.53	$	10.25	$	10.01
Total Return		11.32%		7.36%		23.13%		3.62%[1]		(34.79)%

Ratios/supplemental data
Net assets, end of year (000)	$	23,497	$	21,072	$	21,547	$	17,713	$	15,835

Ratio to average net assets:
Expenses (net of reimbursement)		1.35%		1.35%		1.35%		1.35%		1.35%
Expenses (prior to reimbursement)		1.39%		1.39%		1.57%		1.74%		1.51%
Net investment income/loss (net of reimbursement)		0.65%		1.02%		0.75%		1.16%		0.38%
Net investment income/loss (prior to reimbursement)		0.60%		0.97%		0.53%		0.90%		0.22%
Portfolio turnover rate		17%		66%		53%		83%		40%

(1)	Total return includes a voluntary reimbursement by the Advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by .056% and $0.01 respectively

^	Unaudited

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THOMAS WHITE FUNDS

DISCLOSURE OF FUND EXPENSES

As a shareholder of the Funds you incur ongoing costs, including management fees and other Fund expenses, and you may incur transaction costs, including redemption fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, November 1, 2011 through April 30, 2012.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line together with the amount you invested to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your own account during this period. IRA accounts are charged a $15.00 annual fee each year in September that is not reflected in the actual expense example. If you hold your Fund shares through an IRA account, you should add this cost to the expenses paid shown below.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. IRA accounts are charged a $15.00 annual fee each year in September that is not reflected in the hypothetical expense example. If you hold your Fund shares through an IRA account, you should separately compare the Funds’ IRA fees to the IRA fees of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as redemption fees. Therefore the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

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THOMAS WHITE FUNDS

	Beginning Account Value Nov. 1, 2011	Ending Account Value April 30, 2012	Expenses Paid During Period (Nov. 1, 2011 – April 30, 2012)
International Fund
Actual	$1,000.00	$1,053.25	$6.69*
Hypothetical (5% return before expenses)	$1,000.00	$1,018.15	$6.57*
Emerging Markets Fund
Actual	$1,000.00	$1,065.00	$7.70*
Hypothetical (5% return before expenses)	$1,000.00	$1,017.20	$7.52*
American Opportunities Fund
Actual	$1,000.00	$1,106.45	$7.09*
Hypothetical (5% return before expenses)	$1,000.00	$1,017.95	$6.79*

*	Expenses for the International, Emerging Markets and American Opportunities Funds are equal to the Funds’ annualized expense ratio (after waiver and reimbursement) of 1.35% for the American Opportunities Fund, 1.50% for the Emerging Markets Fund and 1.31% for the International Fund multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

QUARTERLY FORM N-Q PORTFOLIO SCHEDULE

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public reference Room may be obtained by calling 1-800-SEC-0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-811-0535.

PROXY VOTING POLICIES, PROCEDURES AND RECORD

You may obtain a description of the Funds’ (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12 month period ended June 30 for which an SEC filing has been made, without charge, upon request by calling the Funds at 1-800-811-0535 or on the EDGAR database on the SEC’s website (http://www.sec.gov).

ADDITIONAL INFORMATION

The Statement of Additional Information contains additional information regarding the Funds and Trustees, and is available upon request without charge by calling 1-800-811-0535.

56	www.thomaswhitefunds.com

Approval of Investment Advisory Agreements

At a meeting of the Board of Trustees (“Board” or “Trustees”) held on February 27, 2012, the Board reviewed and considered the Investment Advisory Agreements (the “Agreements”) between Lord Asset Management Trust (the “Trust”), on behalf of the Thomas White American Opportunities Fund (the “American Opportunities Fund”), the Thomas White International Fund (the “International Fund”) and the Thomas White Emerging Markets Fund (the “Emerging Markets Fund” and together with the American Opportunities Fund and the International Fund, the “Funds”), and Thomas White International, Ltd. (“TWI” or the “Advisor”), to determine whether the Agreements should be continued for a one-year period. Following their review and consideration, the Trustees determined that each Agreement will enable shareholders of the Fund to which it applies to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. Accordingly, the Board, including the Independent Trustees of the Board, unanimously approved the continuation of the Agreements. In reaching their decisions, the Trustees requested and obtained from the Advisor such information as they deemed reasonably necessary to evaluate the Agreements. The Trustees also carefully considered the information that they had received throughout the year from the Advisor as part of their regular oversight of the Funds, as well as profitability data and comparative fee, expense and performance information prepared by Trust management. In considering the Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by Trust counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any one specific consideration or particular information that was controlling of their decisions:

•

The nature, extent and quality of the advisory services to be provided. The Trustees concluded that TWI is capable of providing high quality services to each Fund, as indicated by the nature and quality of services provided in the past, TWI’s management capabilities demonstrated with respect to the Funds, the professional qualifications and experience of Thomas White as the Funds’ portfolio manager, TWI’s investment and management oversight processes, and the competitive investment performance of the Funds. The Trustees also determined that TWI proposed to provide investment advisory services that were of the same quality as services provided to the Funds in the past, and that these services are appropriate in scope and extent in light of the Funds’ operations, the competitive landscape of the investment company business and investor needs.

•

The investment performance of the Funds. With respect to each Fund, the Trustees concluded on the basis of information derived from the performance data that TWI had achieved investment performance that was competitive relative to comparable funds over trailing periods. With respect to the International Fund, the Trustees took note of the fact that the Fund outperformed its peer group (based on the category average) for the trailing one-, three-, five- and ten-year periods and had outperformed its benchmark index, the MSCI All Country World ex US Index, for the trailing one-, five- and ten-year periods. The Trustees noted that the Emerging Markets Fund had outperformed its peer group (based on the category average) and benchmark index, the MSCI Emerging Markets Index, over the trailing one-year period. The Trustees noted that the American

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Approval of Investment Advisory Agreements

Opportunities Fund had underperformed its peer group (based on the category average) and its primary benchmark index, the Russell Midcap Index, over the trailing three- and five-year periods. The Board took into consideration the Fund’s strong performance over the trailing one-year period against its peer group and benchmark index as well as the Fund’s outperformance of its peer group over the trailing ten-year period. On the basis of the Trustees’ assessment of the nature, extent and quality of advisory services to be provided by TWI, the Trustees concluded that TWI is capable of generating a level of long-term investment performance that is appropriate in light of the Funds’ investment objectives, policies and strategies and competitive with many other investment companies.

•

The cost of advisory services provided and the level of profitability. On the basis of comparative information derived from the expense data, the Trustees determined that the overall expense ratio of each Fund, on a net basis, is competitive with industry averages, particularly with respect to mutual funds of comparable asset size. The Trustees also noted that TWI had proposed to renew its contractual commitment for the benefit of Fund shareholders to limit the International Fund’s operating expenses to 1.40% of average daily net assets, the American Opportunity Fund’s operating expenses to 1.35% of average daily net assets, and the Emerging Markets Fund’s operating expenses to 1.50% for an additional year. With respect to the International Fund, the Board took into consideration information regarding the fees that TWI charges another investment company client for similar sub-investment advisory services and the Trustees noted that the fees were comparable based on the relevant circumstances of the types of accounts involved. The Board also considered the fees that TWI charges to its non-investment company clients, noting the reasons for the differences in the fees. The Board also considered TWI’s current level of profitability with respect to the Funds, and noted that TWI’s profitability was acceptable and consistent with applicable industry averages and that TWI is committed to using its own resources to help grow the Funds. In connection with this, the Board took into consideration the fact that TWI undertakes to pay for all of the costs related to the Funds’ participation on various mutual fund supermarket platforms. The Board members also took into consideration the fact that the Funds are offered without being subject to any sales charges or commissions and any Rule 12b-1 distribution fees and that TWI bears the distribution related costs that it undertakes with respect to the Funds entirely out of its own resources. The Trustees further noted TWI’s commitment to increasing the exposure of the Web site and implementing other marketing initiatives to help promote the Funds and that the costs of the Web site are being borne by TWI, which provides an additional benefit to the Funds. Accordingly, on the basis of the Board’s review of the fees to be charged by TWI for investment advisory services, the investment advisory and other services provided to the Funds by TWI, and the estimated profitability of TWI’s relationship with each Fund, the Board concluded that the level of investment advisory fees and TWI’s profitability are appropriate in light of the management fees, overall expense ratios and investment performance of comparable investment companies and the historical profitability of the relationship between each Fund and TWI. The Trustees considered the profitability of the Advisor

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Approval of Investment Advisory Agreements

both before and after the impact of the marketing related expenses that the Advisor incurs out of its own resources in connection with its management of the Funds.

•

The extent to which economies of scale will be realized as the Funds grow and whether the advisory fees reflect economies of scale. While the Funds’ investment advisory fees do not decrease as Fund assets grow because the Funds are not currently subject to investment advisory fee breakpoints, the Trustees concluded that the Funds’ investment advisory fees are appropriate in light of the current size of the Funds, and appropriately reflect the current economic environment for TWI and the competitive nature of the mutual fund market. The Trustees noted that TWI has continued to limit the Funds’ total annual operating expenses by waiving fees and/or reimbursing certain Fund expenses. The Trustees also noted that, due to its growth in assets over the past fiscal year, the International Fund’s total average operating expenses were less than the cap provided for in that Fund’s Expense Limitation Agreement. The Trustees then noted that they will have the opportunity to periodically re-examine whether a Fund has achieved economies of scale, and the appropriateness of investment advisory fees payable to TWI, in the future.

•

Benefits to TWI from its relationship with the Funds (and any corresponding benefits to the Funds). The Trustees concluded that other benefits derived by TWI from its relationship with the Funds, including “soft dollar” benefits in connection with Fund brokerage transactions and use of the Funds’ performance track records in advertising materials, are reasonable and fair, and consistent with industry practice and the best interests of the Funds and their shareholders. In addition, the Trustees determined that the Funds benefited from their relationship to TWI by virtue of TWI’s provision of administration and fund accounting services, in addition to investment advisory services, at a cost to the Funds than that is generally comparable to the cost of an outside service provider, which the Trustees determined to be reasonable, fair and in the best interests of Fund shareholders in light of the nature and quality of the services provided and the necessity of the services for the Funds’ operations.

•

Other Considerations. In approving the Agreements, the Trustees determined that TWI has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Funds in a professional manner that is consistent with the best interests of the Funds and their shareholders. The Trustees also concluded that TWI has made a significant entrepreneurial commitment to the management and success of the Funds, which entails a substantial financial and professional commitment, including the Expense Limitation Agreements with respect to each Fund under which TWI has undertaken to waive a portion of its fees to the benefit of Fund shareholders to the extent necessary in accordance with the terms of the Expense Limitation Agreements. The Board also considered matters with respect to the brokerage practices of TWI, including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

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Privacy Policy

LORD ASSET MANAGEMENT TRUST

THOMAS WHITE INTERNATIONAL, LTD.

I. Commitment to Consumer* Privacy

The Thomas White Funds Family and Thomas White International, Ltd. (collectively, “we” or “us”) are committed to handling consumer information responsibly. We recognize and respect the privacy expectations of our consumers, and we believe that the confidentiality and security of consumers’ personal financial information is one of our fundamental responsibilities.

II. Collection of Consumer Information

We collect, retain and use consumer information only where we reasonably believe it would be useful to the consumer and allowed by law. Consumer information collected by us generally comes from the following sources:

•	Information we receive on applications or other forms;

•	Information about consumers’ transactions with us, our affiliates, or others.

III. Disclosure of Consumer Information

We may disclose all of the consumer information we collect to affiliated financial institutions and to third parties who are not our affiliates:

•	to perform marketing services on our behalf or pursuant to a joint marketing agreement between us and another party; and

•	as otherwise permitted by law.

We do not disclose any consumer information about our former customers* to anyone except as permitted by law.

IV. Security of Customer Information

We are committed to, and also require our service providers to:

•	maintain policies and procedures designed to assure only appropriate access to, and use of information about our customers; and

•	maintain physical, electronic and procedural safeguards that comply with federal standards to guard non-public personal information of our customers.

* As defined in Regulation S-P

60	www.thomaswhitefunds.com

OFFICERS AND TRUSTEES

Thomas S. White, Jr.

Chairman of the Board

James N. Bay

Trustee

Elizabeth G. Montgomery

Trustee

Robert W. Thomas

Trustee

John N. Venson, D.P.M.

Trustee

Stathy M. White

President

David M. Sullivan II

Vice President, Treasurer and

Assistant Secretary

J. Ryan Conner

Secretary and Chief Compliance Officer

INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS

Thomas White International, Ltd.

440 S. LaSalle Street, Suite 3900

Chicago, Illinois 60605-1028

CUSTODIANS

The Northern Trust Company

Chicago, Illinois

U.S. Bank, N.A.

Milwaukee, Wisconsin

LEGAL COUNSEL

Dechert LLP

Washington, DC

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

Chicago, Illinois

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

Milwaukee, Wisconsin

DISTRIBUTOR

Quasar Distributors, LLC

FOR CURRENT PERFORMANCE, NET ASSET VALUE OR FOR ASSISTANCE WITH YOUR ACCOUNT, PLEASE CONTACT THE THOMAS WHITE FUNDS AT 1-800-811-0535 OR VISIT OUR WEB SITE AT WWW.THOMASWHITEFUNDS.COM

www.thomaswhitefunds.com

COVER PICTURE: Jakarta is the capital of Indonesia, an emerging market country that has recently enjoyed uninterrupted growth because of its stable democracy and a sound banking system.

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS

Included as part of Item 1 of this report.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PERSONS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) Based on an evaluation of Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1)    Not applicable

(a)(2)    Certifications of principal executive officer and principal financial officer filed as required by Rule 30a-2 under the Investment Company Act of 1940.

(a)(3)    Not applicable

(b)        Certification of principal executive officer and principal financial officer furnished as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ASSET MANAGEMENT TRUST

By:	/S/ STATHY M. WHITE
Stathy M. White
President (Principal Executive Officer)

Date: September 14, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/S/ STATHY M. WHITE
Stathy M. White
President (Principal Executive Officer)

Date:	September 14, 2012

By:	/S/ DAVID M. SULLIVAN II
David M. Sullivan II
Treasurer (Principal Financial Officer)

Date:	September 14, 2012

EXHIBIT INDEX

(a)(2) Certifications of principal executive officer and principal financial officer filed as required by Rule 30a-2 under the Investment Company Act of 1940.

(b) Certification of principal executive officer and principal financial officer furnished as required by Section 906 of the Sarbanes-Oxley Act of 2002.